Important information for shareholders of
PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND

The document you hold in your hands contains a combined prospectus/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 3.

We urge you to carefully review the prospectus/proxy statement and to provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don’t return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote, and we welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS
(scale logo)

A Message from the Chairman	3
Notice of a Meeting of Shareholders	5
Prospectus/Proxy Statement	7
Appendix A - Agreement and Plan of Reorganization	A-1

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-888-684-2446, the toll-free number we have set up for you, or call your financial representative.

A Message from the Chairman

[photo of John A. Hill]

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in Putnam Limited Duration Government Income Fund (“Limited Duration Government Income Fund”). While you are, of course, welcome to join us at Limited Duration Government Income Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following matter:

1. Approving the proposed merger of Limited Duration Government Income Fund into Putnam U.S. Government Income Trust (“U.S. Government Income Trust”). In this merger, your shares of Limited Duration Government Income Fund would, in effect, be exchanged on a tax-free basis for shares of U.S. Government Income Trust with an equal total net asset value.

Limited Duration Government Income Fund and U.S. Government Income Trust both seek as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment manager, believes is consistent with preservation of capital. Both funds invest mainly in bonds that

· are securitized debt instruments and other obligations of the U.S. government, its agencies and instrumentalities and

· are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by only the credit of a federal agency or government sponsored entity, such as Fannie Mae and Freddie Mac mortgage-backed bonds.

Putnam Management has recommended the proposed merger because it believes that the proposed merger offers shareholders of Limited Duration Government Income Fund both the opportunity to invest in a larger fund with generally similar investment policies and a greater potential to achieve further economies of scale and a lower expense ratio, though there can be no assurance that these benefits will result. In addition, Putnam Management believes that shareholders of U.S. Government Income Trust would obtain the benefits of increased scale without the expense of portfolio transactions. Putnam Management noted as well that the proposed merger would allow the investment team, which currently manages both funds, to concentrate its efforts and resources more efficiently.

The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously recommend that shareholders of Limited Duration Government Income Fund approve the proposed merger. The Trustees recommend the proposed merger because they believe that the potential benefits of the merger significantly outweigh the potential disadvantages. The potential benefits, and potential disadvantages, of the proposed merger are discussed in the prospectus/proxy statement, which we urge you to review carefully.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about this proposal, please call 1-888-684-2446 or contact your financial representative.

Sincerely yours,

John A. Hill, Chairman

PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND

Notice of a Meeting of Shareholders

> This is the formal notice for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event that you attend in person.

To the Shareholders of Putnam Limited Duration Government Income Fund:

A Meeting of Shareholders of Putnam Limited Duration Government Income Fund (“Limited Duration Government Income Fund”) will be held on November 1, 2007, at 11:00 a.m. Eastern time, on the 12th Floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Approving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Limited Duration Government Income Fund to Putnam U.S. Government Income Trust (“U.S. Government Income Trust”) in exchange for the issuance and delivery of shares of beneficial interest of U.S. Government Income Trust and the assumption by U.S. Government Income Trust of all the liabilities of Limited Duration Government Income Fund, and the distribution of such shares to the shareholders of Limited Duration Government Income Fund in complete liquidation of Limited Duration Government Income Fund; and

2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

By Judith Cohen, Clerk,
and by the Trustees

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
Charles E. Haldeman, Jr., President
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

* *

THE TRUSTEES URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY AUTOMATED TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

August 27, 2007

Prospectus/Proxy Statement
August 1, 2007

Acquisition of the assets of

Putnam Limited Duration Government Income Fund
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

by and in exchange for shares of

Putnam U.S. Government Income Trust
One Post Office Square
Boston, Massachusetts 02109
1-617-292-1000

(I)	Questions and Answers Regarding Approval of the Merger	9
(II)	Risk Factors	22
(III)	Information about the Proposed Merger	23
(IV)	Information about Voting and the Shareholder Meeting	35
	Appendix A — Agreement and Plan of Reorganization	A-1

This Prospectus/Proxy Statement relates to the proposed merger of Putnam Limited Duration Government Income Fund (“Limited Duration Government Income Fund”) into Putnam U.S. Government Income Trust (“U.S. Government Income Trust”). As a result of the proposed merger, each shareholder of Limited Duration Government Income Fund would receive shares of the corresponding class of U.S. Government Income Trust equal in value at the date of the exchange to the value of the shareholder’s Limited Duration Government Income Fund shares, as applicable.

The Notice of a Meeting of Shareholders, this Prospectus/Proxy Statement and the enclosed form of proxy are being mailed on or about August 27, 2007. The Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed merger or investing in U.S. Government Income Trust, a diversified, open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Prospectus/Proxy Statement:

(i) the prospectus of U.S. Government Income Trust, dated January 30, 2007, as may be supplemented (the “U.S. Government Income Trust Prospectus”);

(ii) the prospectus of Limited Duration Government Income Fund, dated March 30, 2007, as may be supplemented (the “Limited Duration Government Income Fund Prospectus”);

(iii) the statement of additional information (“SAI”) relating to the proposed merger, dated August 1, 2007;

(iv) the performance summary, Report of Independent Registered Public Accounting Firm and financial statements included in Limited Duration Government Income Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2006; and

(v) the financial statements included in the Limited Duration Government Income Fund’s Semi-Annual Report to Shareholders for the period ended May 31, 2007.

This Prospectus/Proxy Statement is being mailed with a copy of the U.S. Government Income Trust Prospectus. Shareholders may obtain free copies of any of the above, request other information about the funds, or make shareholder inquiries by contacting their financial representative, by visiting the Putnam Investments website at www.putnam.com, or by calling Putnam toll-free at 1-800-225-1581.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of U.S. Government Income Trust are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

This document will give you the information you need to vote on the proposal. Much of the information is required under SEC rules; some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 1-888-684-2446, or call your financial representative. Like Limited Duration Government Income Fund, U.S. Government Income Trust is in the family of funds managed by Putnam Investment Management, LLC (“Putnam Management”). U.S. Government Income Trust and Limited Duration Government Income Fund are collectively referred to herein as the “funds,” and each is referred to individually as a “fund.”

Limited Duration Government Income Fund and U.S. Government Income Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and Investment Company Act of 1940 and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including the SAI, at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR database on the SEC’s website at http://www.sec.gov. You may need to refer to the fund’s file number.

I. Questions and Answers Regarding Approval of the Merger

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between open-end mutual funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the proposed merger.

1. What is being proposed?

The Trustees of the funds are recommending that shareholders of Limited Duration Government Income Fund approve the proposed merger of Limited Duration Government Income Fund into U.S. Government Income Trust and the related transactions contemplated by the Agreement and Plan of Reorganization between the funds dated as of June 4, 2007. If approved by shareholders, all of the assets of Limited Duration Government Income Fund will be transferred to U.S. Government Income Trust. In exchange, U.S. Government Income Trust will issue and deliver shares of U.S. Government Income Trust (the “Merger Shares”) to Limited Duration Government Income Fund with a value equal to the value of Limited Duration Government Income Fund’s assets net of liabilities and will also assume all of the liabilities of Limited Duration Government Income Fund. Immediately following the transfer, the Merger Shares of each class received by Limited Duration Government Income Fund will be distributed to its shareholders of such class, pro rata.

2. What will happen to my shares of Limited Duration Government Income Fund as a result of the proposed merger?

Your shares of Limited Duration Government Income Fund will, in effect, be exchanged on a tax-free basis for shares of U.S. Government Income Trust with an equal aggregate net asset value on the date of the merger.

3. Why is the merger being proposed at this time?

Putnam Management has recommended the proposed merger because it believes that the proposed merger offers shareholders of Limited Duration Government Income Fund both the opportunity to invest in a larger fund with generally similar investment policies and a greater potential to achieve further economies of scale and a lower expense ratio, though there can be no assurance that these benefits will result. In addition, Putnam Management believes that shareholders of U.S. Government Income Trust would obtain the benefits of increased scale without the expense of portfolio transactions. Putnam Management noted as well that the proposed merger would allow the investment team, which currently manages both funds, to concentrate its efforts and resources more efficiently.

For these reasons, Putnam Management recommended that Limited Duration Government Income Fund, which had assets of approximately $440 million as of December 31, 2006, be combined with U.S. Government Income Trust, which had assets of approximately $1.2 billion as of December 31, 2006.

The Trustees of the Putnam funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered Putnam Management’s recommendations. Following a review of the anticipated benefits and costs of the proposed merger to the shareholders of each fund, the Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each fund or Putnam Management (these Trustees are referred to as “Independent Trustees” throughout this Prospectus/Proxy Statement), unanimously determined that the proposed merger is in the best interest of the shareholders of each fund and recommend that shareholders vote FOR approval of the proposed merger.

4. How do the investment goals, strategies and policies of the two funds compare?

The funds’ investment goals and strategies, which are generally similar, are stated in the following table:

	Limited Duration Government	U.S. Government Income Trust
Income Fund

Investment Goal	The fund seeks as high a level of	The fund seeks as high a level of
	current income as Putnam Management	current income as Putnam Management
	believes is consistent with preservation	believes is consistent with preservation
	of capital.	of capital.

Investment Strategies	To invest mainly in bonds that	To invest mainly in bonds that

	· are securitized debt instruments	· are securitized debt instruments
	and other obligations of the U.S.	and other obligations of the U.S.
	government, its agencies and	government, its agencies and
	instrumentalities;	instrumentalities;

	· are backed by the full faith and	· are backed by the full faith and
	credit of the United States, such as	credit of the United States, such as
	U.S. Treasury bonds and Ginnie	U.S. Treasury bonds and Ginnie
	Mae mortgage-backed bonds, or	Mae mortgage-backed bonds, or
	by only the credit of a federal	by only the credit of a federal
	agency or government sponsored	agency or government sponsored
	entity, such as Fannie Mae and	entity, such as Fannie Mae and
	Freddie Mac mortgage-backed	Freddie Mac mortgage-backed
	bonds; and	bonds; and

	· have short- to intermediate-term	· have short- to long-term
	maturities (one to ten years). The	maturities.
fund will normally have an
average duration of one to three
years.

As noted above, U.S. Government Income Trust is permitted as a matter of investment strategy to invest in securities with short- to long-term maturities; the fund had an average effective maturity of 5.93 years as of December 31, 2006. By contrast, Limited Duration Government Income Fund may invest in securities with short- to intermediate-term maturities; the fund had an average effective maturity of 3.88 years as of December 31, 2006.

With respect to the funds’ investment policies, under normal circumstances, Putnam Management invests at least 80% of each fund’s net assets in U.S. government securities. For each fund, this investment policy cannot be changed without providing the fund’s shareholders at least 60 days prior notice that meets certain requirements under the 1940 Act. In addition, Putnam Management may invest up to 20% of each fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities ratings agency or, if unrated, that Putnam Management determines to be of comparable quality.

Fundamental investment policies. The funds share substantially similar fundamental investment policies, except as described below.

U.S. Government Income Trust may borrow up to 33 1/3% of the value of its total assets, while Limited Duration Government Income Fund may borrow only up to 10% of the value of its total assets. In addition, Limited Duration Government Income Fund’s borrowings may only be from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, and such borrowings will be repaid before any additional investments are purchased.

With respect to 75% of each fund’s total assets, each fund may not invest in the securities of any issuer if more than 5% of the total assets of the fund would be invested in the securities of such issuer. While this limitation does not apply for each fund to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, this limitation also does not apply to U.S. Government Income Trust with respect to securities issued by other investment companies.

While both funds may make loans by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements or by lending its portfolio securities, U.S. Government Income Trust’s policy specifically permits making loans by purchase of debt obligations issued by other Putnam funds, as long as the fund may invest in such obligations consistent with its investment policies.

While both funds may purchase securities which are secured by or represent interests in real estate, Limited Duration Government Income Fund may also purchase securities of issuers who deal in real estate. It may also acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

Neither fund may purchase or sell commodities or commodities contracts, except that they may purchase and sell financial futures contracts and options. In addition, U.S. Government Income Trust may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

Non-fundamental investment policies. The funds share substantially identical non-fundamental investment policies, except with respect to restrictions assumed by U.S. Government Income Trust in connection with the offering of its shares in Japan. U.S. Government Income Trust has undertaken to the Japanese Securities Dealers Association that it will not: (1) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction is not applicable to bonds determined by Putnam Management to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities in excess of the fund’s net asset value; and (4) together with other mutual funds managed by Putnam Management, acquire more than 50% of the outstanding voting securities of any issuer. The undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification. Also in connection with U.S. Government Income Trust’s offering of its shares in Japan, the fund will not invest in equity securities or warrants, except that the fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the fund’s status as a “bond investment trust” under the Income Tax Law of Japan. Notwithstanding the foregoing restriction, the fund may invest in asset-backed, hybrid and structured bonds and notes if consistent with the fund’s policy of investing mainly in U.S. government securities.

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the proposed merger?

The following tables summarize the fees and expenses you may pay when investing in the funds, annual operating expenses for each fund, and the pro forma expenses of U.S. Government Income Trust, assuming consummation of the proposed merger and based on pro forma combined assets as of December 31, 2006. Expenses for Limited Duration Government Income Fund are based on amounts incurred during the fund’s most recent fiscal year, which ended on November 30, 2006. Expenses for U.S. Government Income Trust are based on amounts incurred during the fund’s most recent fiscal year, which ended on September 30, 2006. Please see “Information about the Proposed Merger—Trustees’ Considerations Relating to the Proposed Merger” for more information on the expenses of the funds.

Shareholder Fees (fees paid directly from your investment) (a)

	Class A	Class B	Class C	Class M	Class R	Class Y

Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of the
offering price)

Limited Duration
Government
Income Fund	3.25%	NONE	NONE	2.00%	NONE	NONE

U.S. Government
Income Trust	3.75% (b)	NONE	NONE	3.25% (b)	NONE	NONE

U.S. Government
Income Trust
(pro forma
combined)	3.75% (b)	NONE	NONE	3.25% (b)	NONE	NONE

Maximum Deferred
Sales Charge (Load)
(as a percentage of
the original purchase
price or redemption
proceeds, whichever
is lower)

Limited Duration
Government
Income Fund	NONE (c)	3.00% (d)	1.00%	NONE (c)	NONE	NONE

U.S. Government
Income Trust	NONE (c)	5.00% (d)	1.00%	NONE (c)	NONE	NONE

U.S. Government
Income Trust
(pro forma
combined)	NONE (c)	5.00% (d)	1.00%	NONE (c)	NONE	NONE

Maximum
Redemption Fee
(as a percentage of
total redemption
proceeds)(e)

Limited Duration
Government
Income Fund	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

U.S. Government
Income Trust	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

U.S. Government
Income Trust
(pro forma
combined)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Annual Fund Operating Expenses < >
(expenses that are deducted from fund assets)

				Total
				Annual
	Manage-			Fund	Expense
	ment	Distribution	Other	Operating	Reimburse-	Net
	Fees	(12b-1) Fees	Expenses	Expenses	ment	Expenses

Limited Duration
Government
Income Fund
Class A	0.50%	0.25%	0.29%*	1.04%*	(0.02%)	1.02%
Class B	0.50%	0.85%	0.29%*	1.64%*	(0.02%)	1.62%
Class C	0.50%	1.00%	0.29%*	1.79%*	(0.02%)	1.77%
Class M	0.50%	0.40%	0.29%*	1.19%*	(0.02%)	1.17%
Class R	0.50%	0.50%	0.29%*	1.29%*	(0.02%)	1.27%
Class Y	0.50%	N/A	0.29%*	0.79%*	(0.02%)	0.77%

U.S. Government
Income Trust
Class A	0.50%	0.25%	0.21%*	0.96%*	-------	-------
Class B	0.50%	1.00%	0.21%*	1.71%*	-------	-------
Class C	0.50%	1.00%	0.21%*	1.71%*	-------	-------
Class M	0.50%	0.50%	0.21%*	1.21%*	-------	-------
Class R	0.50%	0.50%	0.21%*	1.21%*	-------	-------
Class Y	0.50%	N/A	0.21%*	0.71%*	-------	-------

U.S. Government
Income Trust
(pro forma
combined)**
Class A	0.48%	0.25%	0.22%	0.95%	-------	-------
Class B	0.48%	1.00% (f)	0.22%	1.70%	-------	-------
Class C	0.48%	1.00%	0.22%	1.70%	-------	-------
Class M	0.48%	0.50% (g)	0.22%	1.20%	-------	-------
Class R	0.48%	0.50%	0.22%	1.20%	-------	-------
Class Y	0.48%	N/A	0.22%	0.70%	-------	-------

(a) Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” in the U.S. Government Income Trust Prospectus for details.

(b) This sales charge does not apply to the Merger Shares, but will apply to any additional class A or M shares of U.S. Government Income Trust that a shareholder purchases after the merger. However, if a shareholder who purchased class A or class M shares of Limited Duration Government Income Fund with no sales charge due to a statement of intention (SOI) is retroactively assessed a sales charge after the merger due to a failure to fulfill the SOI, the lower front-end sales charge of Limited Duration Government Income Fund would apply.

(c) A deferred sales charge of 1.00% on class A shares and of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

(d) For U.S. Government Income Trust, the deferred sales charge on class B shares is 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. For Limited Duration Government Income Fund, the deferred sales charge is 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. For U.S. Government Income Trust (pro forma combined), the deferred sales charge for class B shares reflects the maximum rate at which such fees will be paid. However, for net assets of U.S. Government Income Trust attributable to class B shares of Limited Duration Government Income Fund existing immediately prior to the proposed merger, the deferred sales charge would continue to be 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter.

(e) A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

(f) Distribution (12b-1) fees shown for class B shares of U.S. Government Income Trust (pro forma combined) reflect the maximum rate at which such fees may be paid following the consummation of the proposed merger. Actual distribution (12b-1) fees will be paid at an annual rate equal to the weighted average of (i) 0.85% on the net assets of Limited Duration Government Income Fund attributable to class B shares existing immediately prior to the proposed merger; and (ii) 1.00% on all other net assets of U.S. Government Income Trust attributable to class B shares.

(g) Distribution (12b-1) fees shown for class M shares of U.S. Government Income Trust (pro forma combined) reflect the maximum rate at which such fees may be paid following the consummation of the proposed merger. Actual distribution (12b-1) fees will be paid at an annual rate equal to the weighted average of (i) 0.40% on the net assets of Limited Duration Government Income Fund attributable to class M shares existing immediately prior to the proposed merger; and (ii) 0.50% on all other net assets of U.S. Government Income Trust attributable to class M shares.

< > Reflects Putnam Management’s agreement to waive fees and reimburse expenses of Limited Duration Government Income Fund through November 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

* Actual other expenses and total annual fund operating expenses were lower due to a one-time expense reimbursement from Putnam Investments.

** Does not reflect non-recurring expenses related to the merger. If these expenses had been reflected, pro forma other expenses and total annual fund operating expenses would have been higher by one basis point.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. They also assume, as required by the SEC, a 5% return on your investment each year and that a fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Limited Duration Government Income Fund
Class A	$426	$643	$878	$1,553
Class B	$465	$715	$890	$1,782*
Class B (no redemption)	$165	$515	$890	$1,782*
Class C	$280	$561	$968	$2,104
Class C (no redemption)	$180	$561	$968	$2,104
Class M	$317	$568	$839	$1,613
Class R	$129	$407	$706	$1,555
Class Y	$79	$250	$437	$976

U.S. Government Income Trust
Class A	$469	$669	$886	$1,509
Class B	$674	$839	$1,128	$1,821*
Class B (no redemption)	$174	$539	$928	$1,821*
Class C	$274	$539	$928	$2,019
Class C (no redemption)	$174	$539	$928	$2,019
Class M	$444	$697	$968	$1,743
Class R	$123	$384	$665	$1,466
Class Y	$73	$227	$395	$883

U.S. Government Income Trust (pro forma combined)
Class A	$468	$666	$881	$1,498
Class B	$673	$836	$1,123	$1,810*
Class B (no redemption)	$173	$536	$923	$1,810*
Class C	$273	$536	$923	$2,009
Class C (no redemption)	$173	$536	$923	$2,009
Class M	$443	$694	$963	$1,732
Class R	$122	$381	$660	$1,455
Class Y	$72	$224	$390	$871

* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

6. How does the investment performance of the funds compare?

The following information provides some indication of each fund’s risks. The chart shows year-to-year changes in the net asset value performance of one of the funds’ classes of shares, class A shares. Of course, a fund’s past performance is not an indication of future performance.

U.S. GOVERNMENT INCOME TRUST CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
[Bar Chart]

8.73%	6.77%	0.13%	10.40%	6.89%	7.71%	1.86%	3.25%	2.21%	4.07%

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

LIMITED DURATION GOVERNMENT INCOME FUND CALENDAR YEAR TOTAL RETURNS FOR
CLASS A SHARES [Bar Chart]

7.49%	7.55%	0.20%	9.22%	7.29%	7.78%	1.35%	2.05%	0.41%	3.12%

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Performance figures in the bar charts do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, U.S. Government Income Trust’s highest return for a quarter was 4.27% (quarter ending 9/30/01) and the lowest return for a quarter was -1.24% (quarter ending 6/30/04). During the periods shown in the bar chart, Limited Duration Government Income Fund’s highest return for a quarter was 4.28% (quarter ending 9/30/01) and the lowest return for a quarter was -1.93% (quarter ending 6/30/04).

The following table compares each fund’s performance to that of a broad measure of market performance.

Average Annual Total Returns (for periods ending December 31, 2006)

	Past	Past	Past
	1 year	5 years	10 years

Limited Duration Government Income Fund
Class A (before taxes)	-0.24%	2.24%	4.26%
Class A (after taxes on distributions)	-1.52%	1.17%	2.62%
Class A (after taxes on distributions and
sale of fund shares)	-0.18%	1.29%	2.62%
Class B (before taxes)	-0.48%	2.29%	3.98%
Class C (before taxes)	1.37%	2.15%	3.76%
Class M (before taxes)	0.96%	2.35%	4.23%
Class R (before taxes)	2.66%	2.60%	4.32%
Class Y (before taxes)	3.39%	3.18%	4.82%

Lehman Intermediate Government Bond Index
(no deduction for fees, expenses
or taxes)	3.84%	3.92%	5.48%

U.S. Government Income Trust
Class A (before taxes)	0.19%	3.01%	4.75%
Class A (after taxes on distributions)	-1.34%	1.74%	2.85%
Class A (after taxes on distributions and
sale of fund shares)	0.09%	1.81%	2.86%
Class B (before taxes)	-1.68%	2.66%	4.36%
Class C (before taxes)	2.28%	3.02%	4.37%
Class M (before taxes)	0.42%	2.86%	4.53%
Class R (before taxes)	3.83%	3.55%	4.90%
Class Y (before taxes)	4.37%	4.06%	5.42%

Lehman GNMA Index
(no deduction for fees, expenses
or taxes)	4.61%	4.72%	6.10%

Unlike the bar charts above, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on December 31, 2006 and, for class B shares, does not assume conversion to class A shares after eight years. For periods before the inception of class C shares (7/26/99) and class R shares (1/21/03) of U.S. Government Income Trust and class C shares (7/26/99), class R shares (12/1/03) and class Y shares (10/1/97) of Limited Duration Government Income Fund, performance shown for these classes in the table is based on the performance of the respective fund’s class A shares, adjusted to reflect the appropriate sales charge and the higher 12b-1 fees paid by the class C and class R shares, but not adjusted to reflect the absence of 12b-1 fees on Limited Duration Government Income Fund’s class Y shares. Each fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.

Limited Duration Government Income Fund’s performance is compared to the Lehman Intermediate Government Bond Index, an unmanaged index of government bonds with maturities between 1 and up to 10 years. U.S. Government Income Trust’s performance is compared to the Lehman GNMA Index, an unmanaged index of GNMA bonds. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

Year-to-date performance through March 31, 2007 for the funds' class A shares was 1.21% for U.S. Government Income Trust and 1.20% for Limited Duration Government Income Fund. Unlike the tables above, this information does not reflect the impact of sales charges. If it did, performance would be less than that shown. Of course, past performance is not an indication of future performance.

7. Will my dividend be affected by the proposed merger?

Putnam Management expects that, as a result of the proposed merger, shareholders of Limited Duration Government Income Fund will not see any material change in the dividends they receive, although there can be no assurance that this will be the case. As of December 31, 2006, the current dividend rates for class A shares of Limited Duration Government Income Fund and U.S. Government Income Trust were 4.07% and 3.94%, respectively, and the estimated dividend rate for class A shares of U.S. Government Income Trust on a pro forma basis, after giving effect to the proposed merger, would have been 4.00%. As of December 31, 2006, the SEC yields for class A shares of Limited Duration Government Income Fund and U.S. Government Income Trust were 4.30% and 4.34%, respectively.

U.S. Government Income Trust will not permit any holder of certificated Limited Duration Government Income Fund shares at the time of the proposed merger to receive cash dividends or other distributions, receive certificates for Merger Shares or pledge Merger Shares until such certificates for Limited Duration Government Income Fund shares have been surrendered, or, in the case of lost certificates, until adequate surety bond has been posted. To obtain information on how to return your Limited Duration Government Income Fund share certificates after the merger (if approved) is completed, please call Putnam at 1-800-225-1581.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, U.S. Government Income Trust will pay all of that shareholder’s dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Limited Duration Government Income Fund shares in cash.

Unlike U.S. Government Income Trust, Limited Duration Government Income Fund declares a distribution daily that is generally based on a pro rata portion of its net income for the preceding month. However, both funds normally distribute any net investment income monthly and any net realized capital gains annually. Shareholders of each fund can reinvest all distributions in additional shares, receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or receive all distributions in cash. If a shareholder does not select an option when opening an account, all distributions will be reinvested.

8. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, while not entirely free from doubt, no gain or loss should be recognized by Limited Duration Government Income Fund or its shareholders as a result of the proposed merger. However, because the proposed merger will end the tax year of Limited Duration Government Income Fund, the proposed merger may accelerate distributions from Limited Duration Government Income Fund to shareholders. Certain other tax consequences are discussed below under “Information about the Proposed Merger—Federal Income Tax Consequences.”

9. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of each fund, and for exchanging such shares of each fund for shares of other Putnam funds, are identical.

Both Limited Duration Government Income Fund and U.S. Government Income Trust make a continuous public offering of their shares; each currently offers six classes of shares. Shares of both funds may be purchased either through investment dealers that have sales agreements with Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or directly through Putnam Retail Management at prices based on net asset value, plus varying sales charges, depending on the class and dollar value of shares purchased. Reinvestment of distributions by the funds is made at net asset value for all classes of shares.

Shares of each fund may be redeemed (in essence, sold to the fund) any day the New York Stock Exchange is open at their net asset value next determined after receipt by the fund, either directly or through an investment dealer, of a properly completed redemption request, less any applicable deferred sales charge and/or redemption fee (also referred to as a “short-term trading fee”). The Merger Shares received by shareholders in connection with the proposed merger will be subject to a 1.00% redemption fee that will apply to any shares redeemed (either by selling or exchanging into another fund) within seven days of purchase. Shares acquired in the proposed merger will be deemed to have been purchased on the date the merger is completed.

Each fund’s shareholders can generally exchange their shares for shares of the same class of another Putnam fund at net asset value. Not all Putnam funds offer all classes of shares or are open to new investors. Exchanges may be subject to a redemption fee, and each fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

10. How will I be notified of the outcome of the vote?

If the proposed merger is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of U.S. Government Income Trust shares you are receiving. To obtain information on how to return your share certificates for Limited Duration Government Income Fund, please call Putnam at 1-800-225-1581. Otherwise, you will be notified in the next shareholder report of Limited Duration Government Income Fund.

11. Will the number of shares I own change?

Yes, the number of shares you own will change, but the total value of the shares of U.S. Government Income Trust you receive will equal the total value of the shares of Limited Duration Government Income Fund that you hold at the time of the proposed merger. Even though the net asset value per share of each fund is different, the total net asset value of your holdings will not change as a result of the merger.

12. What shareholder vote is required to approve the proposed merger?

Approval of the proposed merger will require the “yes” vote at the meeting of Limited Duration Government Income Fund’s shareholders or any adjournment thereof (the “Meeting”) of the lesser of (1) more than 50% of the outstanding shares of Limited Duration Government Income Fund or (2) 67% or more of the shares present at the Meeting if more than 50% of the outstanding shares of Limited Duration Government Income Fund are represented at the Meeting in person or by proxy.

II. Risk Factors

What are the principal risks of U.S. Government Income Trust, and how do they compare with those of Limited Duration Government Income Fund?

The risks of an investment in U.S. Government Income Trust (the “fund” as used in the following discussion of principal risks) are substantially similar to the risks of an investment in Limited Duration Government Income Fund, except that, to the degree that U.S. Government Income Trust invests in a portfolio of securities with an average maturity longer than that of Limited Duration Government Income Fund, it may be subject to greater interest rate risk.

The principal risks that could adversely affect the value of U.S. Government Income Trust’s shares and the total return on an investment in U.S. Government Income Trust include:

> The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

> The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

> The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. This credit risk is higher for debt that is not backed by the full faith and credit of the U.S. government.

> The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivative positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For a description of additional risks associated with U.S. Government Income Trust’s main investment strategies, see the U.S. Government Income Trust Prospectus.

III. Information about the Proposed Merger

General. The shareholders of Limited Duration Government Income Fund are being asked to approve a proposed merger between Limited Duration Government Income Fund and U.S. Government Income Trust pursuant to an Agreement and Plan of Reorganization dated June 4, 2007 (the “Agreement”). The Agreement is attached to this Prospectus/Proxy Statement as Appendix A.

Although the term “merger” is used for ease of reference, the transaction is structured as a transfer of all of the assets of Limited Duration Government Income Fund to U.S. Government Income Trust in exchange for the assumption by U.S. Government Income Trust of all of the liabilities of Limited Duration Government Income Fund and for the issuance and delivery to Limited Duration Government Income Fund of shares of U.S. Government Income Trust (the Merger Shares) equal in aggregate net asset value to the net value of the assets transferred to U.S. Government Income Trust.

After receipt of the Merger Shares, Limited Duration Government Income Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Limited Duration Government Income Fund, and the legal existence of Limited Duration Government Income Fund will be terminated. Each shareholder of Limited Duration Government Income Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Limited Duration Government Income Fund shares.

Before the date of the transfer, Limited Duration Government Income Fund will declare a distribution to shareholders that will have the effect of distributing to its shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

The Trustees have voted unanimously to approve the proposed merger and to recommend that shareholders of Limited Duration Government Income Fund also approve the proposed merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the lesser of (1) more than 50% of the outstanding shares of Limited Duration Government Income Fund or (2) 67% or more of the shares present if more than 50% of the outstanding shares of Limited Duration Government Income Fund are represented at the Meeting in person or by proxy.

The investment restrictions of Limited Duration Government Income Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement. Putnam Management does not expect that Limited Duration Government Income Fund will make any significant dispositions of securities in connection with the proposed merger.

In the event that the proposed merger does not receive the required shareholder approval, Limited Duration Government Income Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of Limited Duration Government Income Fund’s and U.S. Government Income Trust’s shareholders.

Trustees’ Considerations Relating to the Proposed Merger. The Trustees of the Putnam funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered the anticipated benefits and costs of the proposed merger from the perspective of each fund. In their deliberations, the Trustees took into account the recommendations of the Contract Committee, which consists solely of Independent Trustees, and which convened on several occasions to consider the attributes of both funds and the terms of the proposed merger. The Contract Committee and the Trustees were assisted in this process by independent legal counsel for the funds and the Independent Trustees. Following their review, the Trustees, including all of the Independent Trustees, determined that the proposed merger of Limited Duration Government Income Fund into U.S. Government Income Trust would be in the best interests of each fund and its shareholders and that the interests of existing shareholders of each fund would not be diluted by the proposed merger. The Trustees unanimously approved the proposed merger and recommended its approval by shareholders of Limited Duration Government Income Fund.

In evaluating the proposed merger, the Trustees first considered the underlying investment rationale articulated by Putnam Management. The Trustees noted the similarity of the funds’ investment objectives, policies, restrictions and investments and the fact that the funds are managed by the same team of investment professionals. The Trustees believe that under present market conditions an investment in shares of U.S. Government Income Trust will provide shareholders with an investment opportunity similar to that currently afforded by Limited Duration Government Income Fund.

The Trustees also considered the historical investment performance of each fund and its current distribution rate, as well as the expected savings in annual fund operating expenses for shareholders of Limited Duration Government Income Fund, based on Putnam Management’s unaudited estimates of the funds’ expense ratios as of December 31, 2006 and the expected pro forma expense ratios based on combined assets of the funds as of the same date, as shown in the table below:

Total (Non-12b-1) Expenses

Limited Duration Government Income Fund	0.81%*
U.S. Government Income Trust	0.71%*
U.S. Government Income Trust Pro Forma Combined	0.70%**

*These expense ratios may differ from the expense ratios in the Annual Fund Operating Expenses table on page 15 because these expense ratios are based on the funds’ expense accrual rates at December 31, 2006, while the Annual table is based on the funds’ average net assets and the expenses incurred during their most recently completed fiscal years.

**The pro forma expense ratio does not reflect estimated merger-related expenses. If these expenses were reflected, the pro forma combined fund’s estimated total, non-12b-1 expenses would be 0.71%.

While Putnam Management informed the Trustees that class B and class M shareholders of Limited Duration Government Income Fund would experience an increase in 12b-1 fees after the merger, Putnam Management also informed the Trustees that these shareholders are expected to benefit overall in terms of lower expenses as a result of the merger.

The Trustees also considered the tax effects of the proposed merger. In particular, using data as of December 31, 2006, they reviewed the historical and pro forma tax attributes of the funds and the effect of a hypothetical merger occurring as of that date on certain tax losses of the funds. The Trustees noted that, since neither fund has built-in gains, nor considerable historical losses, there was no significant prospect that one fund’s shareholders would be placed at a disadvantage, for example, due to the spreading of large built-in gains (which are a potential tax burden) of one fund across the combined fund. The Trustees also noted that both funds have small historic capital losses, both in absolute terms and expressed as a percentage of their net asset values. As a result, the impact of the loss limitation rules governing the use of pre-merger losses by the combined fund is expected to be minimal.

The Trustees took into account the expected costs of the proposed merger, including proxy solicitation costs, accounting fees and legal fees. The Trustees weighed these costs against the quantifiable expected benefits of the proposed merger. The Trustees considered Putnam Management’s recommendation that, since both funds are expected to benefit from the proposed merger, it would allocate legal and accounting expenses based on the relative sizes of the acquired and acquiring funds. In addition, Putnam Management would allocate any proxy costs to the fund conducting the shareholder meeting (Limited Duration Government Income Fund). The Trustees considered this arrangement to be justified in light of the expected advantages of the merger for shareholders of each fund. Accordingly, the funds are expected to bear these costs in the following amounts:

	Limited Duration	U.S. Government Income
Expenses	Government Income Fund	Trust

Proxy Solicitation	$98,188	--
Legal	26,674	73,326
Audit	5,655	15,545
SEC Filing	--	--
Total Expenses	$130,517	$88,871

Net Assets (at December 31, 2006)	$439.90 million	$1.209 billion
Total Expenses (as a % of Net Assets at December	0.03%	0.01%
31, 2006)

The Trustees also took into account a number of other factors, including: (1) the classification and performance rating of each fund by independent research firms such as Morningstar, Inc. and Lipper Inc.; (2) the performance history of each fund; (3) the performance history of each fund as compared to its benchmark indexes; (4) the volatility of each fund’s portfolio relative to the market; (5) the net assets, average duration and average credit quality of each fund; (6) recent sales trends of each fund; and (7) the terms of the Agreement.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Agreement provides that U.S. Government Income Trust will acquire all of the assets of Limited Duration Government Income Fund in exchange for the assumption by U.S. Government Income Trust of all of the liabilities of Limited Duration Government Income Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the funds’ shares are valued for determining net asset value for the proposed merger (4:00 p.m., Eastern time, on November 16, 2007, or such other date as may be agreed upon by the parties (the “Valuation Time”)).

Limited Duration Government Income Fund will sell all of its assets to U.S. Government Income Trust, and in exchange, U.S. Government Income Trust will assume all of the liabilities of Limited Duration Government Income Fund and deliver to Limited Duration Government Income Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Limited Duration Government Income Fund attributable to shares of the corresponding class of Limited Duration Government Income Fund, less the value of the liabilities of Limited Duration Government Income Fund assumed by U.S. Government Income Trust attributable to shares of such class of Limited Duration Government Income Fund. Immediately following the Exchange Date, Limited Duration Government Income Fund will distribute, pro rata, to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by Limited Duration

Government Income Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Limited Duration Government Income Fund. As a result of the proposed merger, each shareholder of Limited Duration Government Income Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of Limited Duration Government Income Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by establishing an account on the share records of U.S. Government Income Trust in the name of each Limited Duration Government Income Fund shareholder, each account representing the respective number of full and fractional Merger Shares of each class due the shareholder. New certificates for Merger Shares will be issued only upon written request.

The consummation of the proposed merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the proposed merger abandoned at any time, before or after approval by shareholders of Limited Duration Government Income Fund, before the Exchange Date, by mutual consent of U.S. Government Income Trust and Limited Duration Government Income Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Limited Duration Government Income Fund approve the proposed merger, Limited Duration Government Income Fund will liquidate any of its portfolio securities that U.S. Government Income Trust indicates it does not wish to acquire. The Agreement provides that this liquidation will be substantially completed before the Exchange Date, unless Limited Duration Government Income Fund and U.S. Government Income Trust agree otherwise. Limited Duration Government Income Fund shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed before the Exchange Date. There can be no assurance that the liquidation will be accomplished before the Exchange Date. To the extent that the liquidation is not accomplished before the Exchange Date, the costs of the liquidation will be borne by the shareholders of the combined fund, including current shareholders of U.S. Government Income Trust. Putnam Management does not expect that Limited Duration Government Income Fund will make any significant dispositions of securities in connection with the proposed merger.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the proposed merger and related transactions are estimated to be $219,388, of which $130,517 will be paid by Limited Duration Government Income Fund and $88,871 will be paid by U.S. Government Income Trust. These fees and expenses, representing legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the proposed merger and related transactions contemplated by the Agreement, will be allocated ratably between the two funds in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitations will be borne by Limited Duration Government Income Fund. However, to the extent that any payment by either fund of such fees or expenses would result in the disqualification of U.S. Government Income Trust or Limited Duration Government Income Fund as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. The Merger Shares will be issued to Limited Duration Government Income Fund’s shareholders in accordance with the Agreement. The Merger Shares are class A, class B, class C, class M, class R, and class Y shares of U.S. Government Income Trust. Each class of Merger Shares has similar characteristics to shares of the corresponding class of Limited Duration Government Income Fund. Limited Duration Government Income Fund shareholders receiving Merger Shares will not pay an initial sales charge on the shares. Your Merger Shares will be subject to a contingent deferred sales charge to the same extent that your Limited Duration Government Income Fund shares were subject to such a charge. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Limited Duration Government Income Fund shares and for the price you originally paid. For purposes of determining the conversion date of the class B Merger Shares into class A shares of U.S. Government Income Trust, the Merger Shares will be treated as having been purchased on the date you originally purchased your Limited Duration Government Income Fund shares (so that the conversion date of the shares will be unchanged by the merger). For more detail on the characteristics of each class of Merger Shares, please see the “How do I buy fund shares?” section of the U.S. Government Income Trust Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Shares of U.S. Government Income Trust are subject to a 1.00% redemption fee (also referred to as a “short-term trading fee”) if redeemed (either by selling or exchanging into another fund) within seven days of the date of acquisition. The Merger Shares will be deemed to have been acquired on the date the merger is completed, regardless of how long an investor held his or her shares of Limited Duration Government Income Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of U.S. Government Income Trust. However, the Agreement and Declaration of Trust of U.S. Government Income Trust disclaims shareholder liability for acts or obligations of U.S. Government Income Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by U.S. Government Income Trust or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of U.S. Government Income Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which U.S. Government Income Trust would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of Limited Duration Government Income Fund are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each fund’s obligation to consummate the transactions contemplated by the Agreement, the funds will receive a tax opinion from Ropes & Gray LLP, counsel to the funds (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, while not entirely free from doubt, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes:

(i) the acquisition by U.S. Government Income Trust of substantially all of the assets of Limited Duration Government Income Fund solely in exchange for Merger Shares and the assumption by U.S. Government Income Trust of liabilities of Limited Duration Government Income Fund followed by the distribution by Limited Duration Government Income Fund to its shareholders of Merger Shares in complete liquidation of Limited Duration Government Income Fund, all pursuant to the Agreement, should constitute a reorganization within the meaning of Section 368(a) of the Code, and Limited Duration Government Income Fund and U.S. Government Income Trust should each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss should be recognized by U.S. Government Income Trust or Limited Duration Government Income Fund upon the transfer of Limited Duration Government Income Fund’s assets to and the assumption of Limited Duration Government Income Fund’s liabilities by U.S. Government Income Trust or upon the distribution of the Merger Shares to Limited Duration Government Income Fund’s shareholders in liquidation of Limited Duration Government Income Fund;

(iii) under Section 354 of the Code, no gain or loss should be recognized by shareholders of Limited Duration Government Income Fund on the exchange of their shares of Limited Duration Government Income Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by Limited Duration Government Income Fund’s shareholders should be the same as the aggregate tax basis of Limited Duration Government Income Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of Limited Duration Government Income Fund should include the holding periods of Limited Duration Government Income Fund shares exchanged therefor, provided that, at the time of the reorganization, Limited Duration Government Income Fund shares are held by such shareholders as a capital asset;

(vi) under Section 1032 of the Code, no gain or loss should be recognized by U.S. Government Income Trust upon the receipt of assets of Limited Duration Government Income Fund in exchange for Merger Shares and the assumption by U.S. Government Income Trust of the liabilities of Limited Duration Government Income Fund;

(vii) under Section 362(b) of the Code, the tax basis in the hands of U.S. Government Income Trust of the assets of Limited Duration Government Income Fund transferred to U.S. Government Income Trust should be the same as the tax basis of such assets in the hands of Limited Duration Government Income Fund immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the holding periods of the assets of Limited Duration Government Income Fund in the hands of U.S. Government Income Trust should include the periods during which such assets were held by Limited Duration Government Income Fund; and

(ix) U.S. Government Income Trust should succeed to and take into account the items of Limited Duration Government Income Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles without reference to whether such a termination or transfer would otherwise be a taxable transaction. The opinion will be based on certain factual certifications made by officers of Limited Duration Government Income Fund and U.S. Government Income Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the proposed merger would be as described above. The opinion may note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service would agree with the opinion.

Before consummating the transactions contemplated by the Agreement, Limited Duration Government Income Fund will, and U.S. Government Income Trust may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on the disposition of portfolio securities in connection with the proposed merger (after reduction by any available capital loss carryforwards). These distributions will be taxable to shareholders.

U.S. Government Income Trust will file the tax opinion with the SEC shortly after completion of the proposed merger. This description of the federal income tax consequences of the proposed merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed merger, including the applicability and effect of state, local and other tax laws.

Capitalization. The following table shows on an unaudited basis the capitalization of the funds as of December 31, 2006, and on a pro forma combined basis, giving effect to the proposed merger as of that date:

(Unaudited)

	Limited			U.S. Government
	Duration	U.S.		Income Trust
	Government	Government	Pro Forma	Pro Forma
	Income Fund	Income Trust	Adjustment	Combined

Net assets
(in thousands)
Class A	$198,374	$1,040,403	($135)	$1,238,642*
Class B	$64,638	$118,792	($28)	$183,402*
Class C	$10,923	$14,888	($4)	$25,807*
Class M	$5,728	$30,477	($4)	$36,201*
Class R	$200	$484	($-)	$684*
Class Y	$160,072	$4,336	($48)	$164,360*

Shares outstanding
(in thousands)
Class A	39,706	79,539	(24,545)	94,700†
Class B	12,904	9,131	(7,937)	14,098†
Class C	2,187	1,140	(1,351)	1,976†
Class M	1,141	2,332	(703)	2,770†
Class R	40	37	(25)	52†
Class Y	32,100	332	(19,837)	12,595†

Net asset value per share
Class A	$5.00	$13.08	--	$13.08
Class B	$5.01	$13.01	--	$13.01
Class C	$5.00	$13.06	--	$13.06
Class M	$5.02	$13.07	--	$13.07
Class R	$4.99	$13.07	--	$13.07
Class Y	$4.99	$13.05	--	$13.05

* Pro forma combined net assets reflect estimated legal and accounting merger-related costs paid by each fund in proportion to its total net assets and proxy costs paid by Limited Duration Government Income Fund, totaling $130,517 for Limited Duration Government Income Fund and $88,871 for U.S. Government Income Trust.

† Reflects the issuance of the following shares of U.S. Government Income Trust in a tax-free exchange for the net assets of Limited Duration Government Income Fund as of December 31, 2006, less anticipated merger expenses:

Class A:	15,161,726
Class B:	4,966,865

Class C:	836,147
Class M:	438,159
Class R:	15,307
Class Y:	12,262,441

Unaudited pro forma combining financial statements of the funds as of September 30, 2006, and for the 12-month period then ended, are included in the SAI. Because the Agreement provides that U.S. Government Income Trust will be the surviving fund following the proposed merger and because U.S. Government Income Trust’s investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of Limited Duration Government Income Fund to U.S. Government Income Trust as contemplated by the Agreement.

The Trustees, including the Independent Trustees, unanimously recommend approval of the proposed merger.

IV. Information about Voting and the Shareholder Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Limited Duration Government Income Fund into U.S. Government Income Trust and the solicitation of proxies by and on behalf of the Trustees for use at the Meeting. The Meeting is to be held on November 1, 2007, at 11:00 a.m. at One Post Office Square, 12th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about August 27, 2007.

As of December 31, 2006, Limited Duration Government Income Fund had the following shares outstanding:

Share Class	Number of Shares Outstanding

Class A	39,706,066
Class B	12,904,077
Class C	2,186,661
Class M	1,141,499
Class R	40,071
Class Y	32,099,802

Only shareholders of record on August 6, 2007 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from Limited Duration Government Income Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the proposed merger and the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of Limited Duration Government Income Fund or (2) 67% or more of the shares present at the Meeting if more than 50% of the outstanding shares of Limited Duration Government Income Fund are represented at the Meeting in person or by proxy.

Proxies from U.S. Government Income Trust’s shareholders are not being solicited because their approval or consent is not necessary for consummation of the proposed merger.

Record Date, Quorum and Methods of Tabulation. Shareholders of record of Limited Duration Government Income Fund at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of 30% of the shares of Limited Duration Government Income Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by Limited Duration Government Income Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRA’s) provide that if an IRA account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the number of shares voted in favor of the proposal (possibly increasing the likelihood that the proposal will be approved).

Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Share Ownership. As of March 31, 2007, the officers and Trustees of U.S. Government Income Trust and Limited Duration Government Income Fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of a fund beneficially 5% or more of any class of shares of such fund.

Limited Duration Government Income Fund

			Assuming Completion
		Percentage	of the Proposed
Class	Shareholder name and adress	owned	Merger*

Class A	Boston Safe Deposit & Trust TTEE	6.90%	1.15%
	Marsh & McLennan Employer
	1166 Avenue of the Americas
	New York, NY 10036-2708

Class A	Marsh & McLennan Co., Inc TTEE	6.40%	1.07%
	1166 Avenue of the Americas
	New York, NY 10036-2708

Class B	Merrill, Lynch, Pierce, Fenner &	5.80%	2.08%
	Smith
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

Class M	Concetta LaCorte, Joann Ambrosio	6.40%	1.06%
	& Ann Marie Derario
	9005 165th Ave
	Howard Beach
	NY 11414-3737

Class M	Janney Montgomery Scott, LLC	6.10%	1.00%
	1801 Market St
	Philadelphia, PA 19103

Class R	MG Trust Company Cust	56.40%	24.84%
	700 17th Street Ste 300
	Denver, CO 80202-3531

Class R	MG Trust Custodian	29.10%	12.89%
	700 17th Street Ste 300
	Denver, CO 80202-3531

Class Y**	Electrical Contractors Association	97.42%	95.00%
	and Local Union 134, IBEW Joint
	Pension Trust of Chicago

* Percentage owned assuming completion of the proposed merger on March 31, 2007.

** The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

U.S. Government Income Trust

			Assuming Completion
		Percentage	of the Proposed
Class	Shareholder name and adress	owned	Merger*

A	Edward D. Jones & Co.	5.00%	4.23%
	PO Box 2500
	Maryland Heights, MO 63043

C	Citigroup Global Markets, Inc.	9.50%	5.47%
	333 W. 34th Street, Floor 3
	New York, NY 10001-2402

C	Merrill, Lynch, Pierce, Fenner & Smith	12.40%	7.15%
	4800 Deer Lake Drive
	Jacksonville, Florida
	32246-6484

M	Mitsubishi Securities Co. Ltd	82.50%	69.22%
	5-2, Marunouchi 2-chome,
	Chiyoda-ku, Tokyo 100-0005 Japan

R	MG Trust Company	18.60%	10.52%
	700 17th St. Ste 300
	Denver, CO
	80202

R	MG Trust Company	33.40%	18.77%
	700 17th St. Ste 300
	Denver, CO
	80202

R	MG Trust Company	18.30%	10.37%
	700 17th St. Ste 300
	Denver, CO
	80202

Y	Ann M. Gray	5.31%	0.15%
	6031 Dundee Drive
	Huntington Beach, CA 92047-2408

Y**	Putnam Investments Profit Sharing Plan	39.62%	1.11%

* Percentage owned assuming completion of the proposed merger on March 31, 2007.

** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of the funds and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Limited Duration Government Income Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Limited Duration Government Income Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Limited Duration Government Income Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they would also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders of Limited Duration Government Income Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management, or by automated telephone service. The giving of a proxy in this manner will not affect your right to vote in person should you decide to attend the Meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and automated telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Limited Duration Government Income Fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with that policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Limited Duration Government Income Fund has retained at its own expense Broadridge, 60 Research Road, Hingham, Mass. 02043-4393 to aid in the solicitation of instructions for nominee and registered accounts, for a fee not to exceed $2500.00 plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by Limited Duration Government Income Fund.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of Limited Duration Government Income Fund; (ii) by properly executing a later-dated proxy; (iii) by recording later-dated voting instructions by telephone or via the Internet; (iv) in the case of brokers or nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder; or (v) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of a Meeting of Shareholders are not received by the time scheduled for the Meeting, or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against adjournment those proxies required to be voted against the proposal. Your fund pays the costs of any additional solicitation and of any adjourned session.

The Trustees, including the Independent Trustees, have carefully reviewed the terms of the proposed merger and unanimously recommend approval of the proposed merger by shareholders of Limited Duration Government Income Fund.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of June 4, 2007 in Boston, Massachusetts, by and between Putnam U.S. Government Income Trust, a Massachusetts business trust (“Acquiring Fund”) and Putnam Limited Duration Government Income Fund, a Massachusetts business trust (“Acquired Fund”).

PLAN OF REORGANIZATION

(a) Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 4(g)). In consideration therefor, Acquiring Fund agrees, on the Exchange Date, to assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on such date, (iv) a number of full and fractional Class M shares of beneficial interest of Acquiring Fund (the “Class M Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class M shares of Acquired Fund assumed by Acquiring Fund on such date, (v) a number of full and fractional Class R shares of beneficial interest of Acquiring Fund (the “Class R Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class R shares of Acquired Fund assumed by Acquiring Fund on such date, and (vi) a number of full and fractional Class Y shares of beneficial interest of Acquiring Fund (the “Class Y Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on such date. The Class A Merger Shares, Class B Merger Shares, Class C

Merger Shares, Class M Merger Shares, Class R Merger Shares, and Class Y Merger Shares are referred to collectively as the “Merger Shares.” The reorganization described in this Plan is intended to be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Before the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund will distribute in complete liquidation to its Class A, Class B, Class C, Class M, Class R, and Class Y shareholders of record as of the Exchange Date the Class A, Class B, Class C, Class M, Class R, and Class Y Merger Shares, each shareholder being entitled to receive that proportion of Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class M Merger Shares, Class R Merger Shares, or Class Y Merger Shares that the number of Class A, Class B, Class C, Class M, Class R, and Class Y shares of beneficial interest of Acquired Fund held by the shareholder bears to the number of Class A, Class B, Class C, Class M, Class R, or Class Y shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is not required to qualify as a foreign association in any jurisdiction. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended September 30, 2006, audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the six months ended as of March 31, 2007 have been furnished to Acquired Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated January 30, 2007, previously furnished to Acquired Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquired Fund (collectively, the “Acquiring Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Acquiring Fund Prospectus or otherwise disclosed in writing to Acquired Fund.

(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of September 30, 2006 and those incurred in the ordinary course of Acquiring Fund’s business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of Acquired Fund included therein (the “Proxy Statement”), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the

Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquiring Fund is and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquiring Fund’s officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n) The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquired Fund is not required to qualify as a foreign association in any jurisdiction. Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquired Fund is registered under the 1940 Act as an open-end management investment company, and its registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended November 30, 2006, audited by KPMG LLP, the Acquired Fund’s independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended as of May 31, 2007 have been furnished to Acquiring Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The prospectus and statement of additional information dated March 30, 2007, previously furnished to Acquiring Fund, together with any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Exchange Date, which will be furnished to Acquiring Fund (collectively the “Acquired Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Acquired Fund Prospectus or otherwise disclosed in writing to the Acquiring Fund.

(f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2006 and those incurred in the ordinary course of Acquired Fund’s business as an investment company since such date. Before the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to November 30, 2006, whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement, the Prospectus and the Proxy Statement, on the effective date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7(a) and at the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statements.

(i) There are no material contracts outstanding to which Acquired Fund is a party, other than as are disclosed in the Acquired Fund’s Registration Statement (including any post-effective amendment) filed with the Commission or in the Acquired Fund’s Prospectus.

(j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(l) Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquired Fund’s officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (defined below) and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for restrictions previously disclosed to

Acquiring Fund by Acquired Fund). As used in this Agreement, the term “Investments” means Acquired Fund’s investments shown on the schedule of its investments as of November 30, 2006 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(o) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after November 30, 2006 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A Merger Shares, Class B  Merger Shares, Class C Merger Shares, Class M Merger Shares, Class R Merger Shares, and Class Y Merger Shares received by it to the Class A, Class B, Class C, Class M, Class R, and Class Y shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund indicates it does not wish to acquire. This liquidation will be substantially completed before the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund agrees to pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution will be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” such distribution before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to the Class A shares of Acquired Fund assumed by Acquiring Fund on that date; (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on that date; (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on that date; (iv) a number of full and fractional Class M Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class M shares of Acquired Fund assumed by Acquiring Fund on that date; (v) a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class R shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class R shares of Acquired Fund assumed by Acquiring Fund on that date; and (vi) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on that date.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C, Class M, Class R and Class Y shares of Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C, Class M, Class R and Class Y shares of Acquired Fund to be assumed by Acquiring Fund will in each case be determined as of the Valuation Time.

(b) The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class M Merger Shares, Class R Merger Shares and Class Y Merger Shares and the value of the assets and liabilities of the Class A, Class B, Class C, Class M, Class R and Class Y shares of Acquired Fund will be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund’s assets and liabilities.

(c) No adjustment will be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) The investment restrictions of Acquired Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(e) Acquiring Fund will issue the Merger Shares to Acquired Fund in six certificates registered in the name of Acquired Fund, one for Class A Merger Shares, one for Class B Merger Shares, one for Class C Merger Shares, one for Class M Merger Shares, one for Class R Merger Shares, and one for Class Y Merger Shares (excluding any fractional shares). Acquired Fund will distribute the Class A Merger Shares to the Class A shareholders of Acquired Fund by redelivering the certificate for Class A Merger Shares to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class A shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund will distribute the Class B Merger Shares to the Class B shareholders of Acquired Fund by redelivering the certificate for Class B Merger Shares to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class B shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund will distribute the Class C Merger Shares to the Class C shareholders of Acquired Fund by redelivering the certificate for Class C Merger Shares to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class C shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund will distribute the Class M Merger Shares to the Class M shareholders of Acquired Fund by redelivering the certificate for Class M Merger Shares to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class M shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund will distribute the Class R Merger Shares to the Class R shareholders of Acquired Fund by redelivering the certificate for Class R Merger Shares to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class R shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund will distribute the Class Y Merger Shares to the Class Y shareholders of Acquired Fund by redelivering the certificate for Class Y Merger Shares to Acquiring Fund’s transfer agent which will as soon as practicable set up open accounts for each Class Y shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquiring Fund will not permit any Acquired Fund shareholder holding share certificates as of the Exchange Date to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions will be credited to the account of such shareholder), receive certificates representing the Merger Shares, or pledge the Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder is not permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund will pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder has made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f) Acquiring Fund will assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

(g) The Valuation Time is 4:00 p.m. Eastern time on November 16, 2007 or such earlier or later time and day as may be mutually agreed upon in writing by the parties (the “Valuation Time”).

5. Expenses, fees, etc.

(a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation will be borne by Acquired Fund, and (ii) the costs of liquidating such of Acquired Fund’s portfolio securities as Acquiring Fund shall indicate it does not wish to acquire before the Exchange Date shall be borne by Acquired Fund; and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquiring Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8), or by reason of the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9, Acquiring Fund will pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquired Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 9), or by reason of the nonfulfillment or failure of any condition to Acquiring Fund’s obligations referred to in Section 8, Acquired Fund will pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund’s or Acquired Fund’s being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund’s or

Acquired Fund’s obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund will bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Dissolution.

(a) Acquired Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Acquired Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund has, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to Acquiring Fund’s obligations.

The obligations of Acquiring Fund hereunder are subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at a duly constituted meeting, the lesser of (1) more than 50% of the outstanding shares of Acquired Fund or (2) 67% or more of the shares present if more than 50% of the outstanding shares of Acquired Fund are represented in person or by proxy.

(b) That Acquired Fund will have furnished to Acquiring Fund a statement of Acquired Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund’s behalf by Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Acquired Fund since November 30, 2006, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquired Fund will have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Acquired Fund will have delivered to Acquiring Fund an agreed upon procedures letter from KPMG LLP dated the Exchange Date, setting forth findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management’s assertions that (i) for the taxable period from December 1, 2006 to the Exchange Date, Acquired Fund qualified as a regulated investment company under the Code, (ii) as of the Exchange Date, Acquired Fund has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, Acquired Fund has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there is not any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Acquiring Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940

Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund’s Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquired Fund’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund whose responsibility it is to advise Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g) That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, while not free from doubt, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution by Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, should constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund should each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss should be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments should be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange, (iv) Acquiring Fund’s holding periods with respect to the Investments should include the respective periods for which the Investments were held by Acquired Fund, and (v) Acquiring Fund should succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder. However, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles without reference to whether such a termination or transfer would otherwise be a taxable transaction.

(h) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquiring Fund will have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders will be in full force and effect.

(k) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto are satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(l) That, before the Exchange Date, Acquired Fund declares a dividend or dividends which, together with all previous such dividends, has the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (Y) Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after November 30, 2006, and on or before the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after November 30, 2006, and on or before the Exchange Date.

(m) That Acquired Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n) That Acquired Fund’s transfer agent has provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of Acquired Fund will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents will have revealed otherwise, either (i) Acquired Fund will have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p) That Acquiring Fund will have received from KPMG LLP an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management’s assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10, Section 5 of Acquiring Fund’s Bylaws pursuant to the procedures customarily utilized by Acquiring Fund in valuing its assets and issuing its shares.

(q) That Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund’s obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of (i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at a duly constituted meeting, the lesser of (1) more than 50% of the outstanding shares of Acquired Fund or (2) 67% or more of the shares present if more than 50% of the outstanding shares of Acquired Fund are represented in person or by proxy.

(b) That Acquiring Fund will have furnished to Acquired Fund a statement of Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since September 30, 2006, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund will have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund will have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant or Associate Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there is not any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Acquired Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund’s Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the Acquiring Fund’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration

Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund will have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, while not entirely free from doubt, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, should constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund should each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss should be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (iii) no gain or loss should be recognized by the Acquired Fund shareholders on the exchange of their shares of the Acquired Fund for Merger Shares, (iv) the aggregate basis of the Merger Shares an Acquired Fund shareholder receives in connection with the transaction should be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor, and (v) an Acquired Fund shareholder’s holding period for his or her Merger Shares should be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund’s shares as a capital asset. However, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles without reference to whether such a termination or transfer would otherwise be a taxable transaction.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i) That the Registration Statement is effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Acquired Fund agrees to indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) Acquiring Fund agrees to indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, the Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Acquired Fund and Acquiring Fund may, by mutual consent of their trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PUTNAM U.S. GOVERNMENT INCOME TRUST OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM U.S. GOVERNMENT INCOME TRUST SUCH REGISTRATION IS NOT REQUIRED.”

and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund’s transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust of Acquired Fund and Acquiring Fund are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees or officers of each trust, respectively, as Trustees or officers and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Acquired Fund or Acquiring Fund individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

PUTNAM U.S. GOVERNMENT INCOME TRUST

By: /s/ Jonathan S. Horwitz
_________________________

Jonathan S. Horwitz
Senior Vice President and Treasurer

PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND

By: /s/ Jonathan S. Horwitz
_______________________

Jonathan S. Horwitz
Senior Vice President and Treasurer

(I)	Questions and Answers Regarding Approval of the Merger	9
(II)	Risk Factors	22
(III)	Information about the Proposed Merger	23
(IV)	Information about Voting and the Shareholder Meeting	32
	Appendix A — Agreement and Plan of Reorganization	A-1

[PUTNAM INVESTMENTS LOGO]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

The proxy ballot

To vote by mail	To vote by telephone	To vote on the Web
Read the proxy statement.	Read the proxy statement and	Read the proxy statement and
	have the proxy ballot at hand.	have the proxy ballot at hand.
Check the appropriate box on
the reverse side.	Call 1-888-221-0697.	Go to http://
www.proxyweb.com/Putnam
Sign and date the proxy ballot.	Follow the automated
	telephone directions.	Follow the instructions on the site.
Return the proxy ballot in the
envelope provided.	There is no need for you to	There is no need for you to return
	return your proxy ballot.	your proxy ballot.

PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Limited Duration Government Income Fund. The meeting will take place on November 1, 2007 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any postponement or adjournment of the meeting.

MIS EDITS: # OF CHANGES ___/___ PRF 1___ PRF 2___

OK TO PRINT AS IS*_________________________ *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE

LABEL BELOW FOR MIS USE ONLY!
PO# M-2649
PUTNAM LIMITED DURATION #150-159
PUTNAM INVESTMENTS #
ORIGINAL 2-UP 08-10-07 JM
DOREEN (PUTNAM LIMITED DURATION - 2007 DH)
REVISION #1 8-15-07 KD

Proposal	Please place an X in the appropriate box using black or blue ink or number 2 pencil. Please do not use a fine point pen.

If you do not mark the Proposal, your shares will be voted as the Trustees recommend.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

		FOR	AGAINST	ABSTAIN

1.	Approving an Agreement and Plan of Reorganization providing for the transfer of all of the assets of	□	□	□
Putnam Limited Duration Government Income Fund (“Limited Duration Government Income Fund”)
to Putnam U.S. Government Income Trust (“U.S. Government Income Trust”) in exchange for the issuance and delivery of shares of beneficial interest of U.S. Government Income Trust and the assumption by U.S. Government Income Trust of all the liabilities of Limited Duration Government
Income Fund, and the distribution of such shares to the shareholders of Limited Duration Government
Income Fund in complete liquidation of Limited Duration Government Income Fund.

If you have questions on the proposal, please call 1-888-684-2446.		Please sign and date the other side of this card.

MIS EDITS: # OF CHANGES ___/___ PRF 1 PRF 2

OK TO PRINT AS IS*________________ *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING	DATE

LABEL BELOW FOR MIS USE ONLY!
PO# M-2649
PUTNAM LIMITED DURATION #150-159
PUTNAM INVESTMENTS #
ORIGINAL 2-UP 08-10-07 JM
DOREEN (PUTNAM LIMITED DURATION - 2007 DH)
REVIEW #1 8-10-07 KD
REVISION #1 08-10-07 JM
REVISION #2 08-15-07 KD

PUTNAM U.S. GOVERNMENT INCOME TRUST

FORM N-14
PART B

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
August 1, 2007

This Statement of Additional Information (“SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement of Putnam U.S. Government Income Trust (“U.S. Government Income Trust”) dated August 1, 2007 (the “Prospectus/Proxy Statement”) relating to the sale of all or substantially all of the assets of Putnam Limited Duration Government Income Fund (“Limited Duration Government Income Fund”) to U.S. Government Income Trust. Part I of U.S. Government Income Trust’s Statement of Additional Information dated January 30, 2007, as may be supplemented, and Part II of the funds' Statement of Additional Information are attached to this SAI as Appendix A and Appendix B, respectively. This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement. This SAI should be read in conjunction with the Prospectus/Proxy Statement. Investors may obtain a free copy of the Prospectus/Proxy Statement by writing Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island, 02940-1203, or by calling 1-800-225-1581.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1
APPENDIX A	A-1
APPENDIX B	B-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is U.S. Government Income Trust’s and Limited Duration Government Income Fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The following documents are incorporated by reference into this SAI: (i) Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Limited Duration Government Income Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2006, (ii) Report of Independent Registered Public Accounting Firm and financial statements included in U.S. Government Income Trust's Annual Report to shareholders for the fiscal year ended September 30, 2006, and (iii) the financial statements included in U.S. Government Income Trust's Semiannual Report to shareholders for the six months ended March 31, 2007. The financial highlights for U.S. Government Income Trust incorporated by reference into the Prospectus/Proxy Statement, the audited financial statements for U.S. Government Income Trust incorporated by reference into this SAI, and the audited financial statements for Limited Duration Government Income Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the reports of KPMG LLP, given on their authority as experts in auditing and accounting.

Putnam Limited Duration Government Income Fund

and

Putnam U.S. Government Income Trust

Proforma Combining Financial Statements
(Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of September 30, 2006 and the unaudited proforma combining statement of operations for the twelve months ended September 30, 2006 presents the results of operations of Putnam U.S. Government Income Trust as if the combination with Putnam Limited Duration Government Income Fund had been consummated at October 1, 2005. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at October 1, 2005. These historical statements have been derived from Putnam U.S. Government Income Trust’s and Putnam Limited Duration Government Income Fund’s books and records utilized in calculating daily net asset value at September 30, 2006, and for the twelve month period then ended. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The proforma statements give effect to the proposed transfer of all of the assets of Putnam Limited Duration Government Income Fund into Putnam U.S. Government Income Trust in exchange for the assumption by Putnam U.S. Government Income Trust of all of the liabilities of Putnam Limited Duration Government Income Fund and for a number of Putnam U.S. Government Income Trust’s shares equal in value to the value of the net assets of Putnam Limited Duration Government Income Fund transferred to Putnam U.S. Government Income Trust. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam U.S. Government Income Trust for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization dated June 4, 2007.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Putnam U.S. Government Income Trust and Putnam Limited Duration Government Income Fund incorporated by reference in this statement of additional information.

Putnam U.S. Government Income Trust

Notes to Proforma Combining Statements

(Unaudited)

September 30, 2006

Security Valuation
Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Federal taxes
It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies.

Proforma Adjustments
(A) Elimination and reduction of duplicative expenses as a result of the merger.

(B) The proforma combined fund waiver reflects only the reimbursement paid to the fund from Putnam related to issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

(C) $98,188 relates to proxy costs, which will be borne by Putnam Limited Duration Government Income Fund. The remaining $121,200 consists of $100,000 of legal costs and $21,200 of accounting costs. These are related merger costs which will be allocated ratably between the two funds upon consummation of the merger.

(D) Issuance of common shares of Putnam U.S. Government Income Trust to the holders of common shares of Putnam Limited Duration Government Income Fund.

The Proforma Combining Investment Portfolio of Putnam U.S. Government Income Trust
and Putnam Limited Duration Government Income Fund
September 30, 2006 (unaudited)

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

U.S. Government and Agency Mortgage Obligations		70.2%		24.1%		57.9%

U.S. Government Guaranteed Mortgage Obligations

Government National Mortgage Association Adjustable Rate Mortgages
4 3/4s, July 20, 2026	-	-	$64,225	$65,091	64,225	65,091
4 1/2s, with due dates from August 20, 2034 to February 20, 2035	$86,711,897	$86,355,431	9,511,023	9,425,514	96,222,920	95,780,945
3 3/4s, January 20, 2034	19,301,411	19,100,667			19,301,411	19,100,667
Government National Mortgage Association Graduated Payment Mortgages
13 3/4s, November 20, 2014	5,668	6,850	-	-	5,668	6,850
13 1/2s, April 15, 2011	20,900	23,733	-	-	20,900	23,733
13 1/4s, December 20, 2014	17,126	20,484	-	-	17,126	20,484
12 3/4s, with due dates from December 15, 2013 to December 20, 2014	41,943	49,283	-	-	41,943	49,283
12 1/4s, with due dates from February 15, 2014 to March 15, 2014	49,792	57,695	-	-	49,792	57,695
11 1/4s, with due dates from September 15, 2015 to January 15, 2016	144,550	166,251	-	-	144,550	166,251
10s, with due dates from November 15, 2009 to November 15, 2009	16,914	17,805	-	-	16,914	17,805
9 1/4s, with due dates from April 15, 2016 to May 15, 2016	27,007	29,497	-	-	27,007	29,497
Government National Mortgage Association Pass-Through Certificates
8 1/2s, with due dates from December 15, 2006 to December 15, 2019	14,554	15,483	-	-	14,554	15,483
8s, with due dates from May 15, 2024 to August 15, 2032	22,779,957	24,160,577	-	-	22,779,957	24,160,577
8s, with due dates from January 15, 2008 to November 15, 2009	1,477,940	1,512,310	-	-	1,477,940	1,512,310
7 1/2s, with due dates from October 15, 2021 to November 15, 2032	29,944,674	31,484,770	975,661	1,020,487	30,920,335	32,505,257
7 1/2s, with due dates from March 15, 2017 to May 15, 2017	35,007	36,597	-	-	35,007	36,597
7s, with due dates from March 15, 2022 to May 15, 2032	35,823,024	37,293,338	166,809	172,966	35,989,833	37,466,304
7s, with due dates from October 15, 2007 to August 15, 2012	1,610,786	1,637,965	-	-	1,610,786	1,637,965
6 1/2s, with due dates from October 15, 2023 to March 15, 2035	13,006,377	13,396,360	-	-	13,006,377	13,396,360
6s, with due dates from November 15, 2023 to October 15, 2033	1,336,080	1,353,339	-	-	1,336,080	1,353,339
6s, TBA, October 1, 2036	49,000,000	49,585,702	-	-	49,000,000	49,585,702
5 1/2s, with due dates from June 15, 2029 to March 15, 2036	36,967,317	36,787,695	-	-	36,967,317	36,787,695
5 1/2s, TBA, October 1, 2036	358,400,000	354,871,982	-	-	358,400,000	354,871,982
5 1/2s, TBA, October 1, 2036	126,600,000	125,749,400	-	-	126,600,000	125,749,400

		783,713,214		10,684,058		794,397,272

U.S. Government Agency Mortgage Obligations

Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, with due dates from April 1, 2016 to December 1, 2017	-	-	22,154	23,360	22,154	23,360

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

5 1/2s, with due dates from August 1, 2013 to May 1, 2020	641,839	642,470	689,778	691,018	1,331,617	1,333,488
5s, May 1, 2034	723,884	697,983			723,884	697,983
Federal National Mortgage Association Pass-Through Certificates
7 1/2s, with due dates from October 1, 2022 to November 1, 2030	-	-	196,596	203,603	196,596	203,603
7s, with due dates from September 1, 2007 to January 1, 2015	-	-	405,452	418,294	405,452	418,294
7s, with due dates from September 1, 2028 to December 1, 2035	204,174	210,355	4,829,072	4,961,531	5,033,246	5,171,886
6 1/2s, with due dates from March 1, 2024 to August 1, 2034	166,793	170,811	37,973	38,744	204,766	209,555
6 1/2s, with due dates from February 1, 2014 to February 1, 2017	35,656	36,558	1,092,533	1,116,347	1,128,189	1,152,905
6s, with due dates from March 1, 2014 to June 1, 2021	-	-	507,299	515,161	507,299	515,161
6s, with due dates from September 1, 2021 to August 1, 2036	7,898,584	7,937,243	30,476	30,616	7,929,060	7,967,859
6s, TBA, October 1, 2021	20,800,000	21,112,000	11,800,000	11,977,000	32,600,000	33,089,000
5 1/2s, TBA, November 1, 2036	-	-	30,500,000	30,037,736	30,500,000	30,037,736
5 1/2s, TBA, October 1, 2036	-	-	30,500,000	30,044,882	30,500,000	30,044,882
5 1/2s, with due dates from February 1, 2021 to August 1, 2036	39,367,291	38,792,783	244,945	242,365	39,612,236	39,035,148
5 1/2s, with due dates from January 1, 2009 to January 1, 2021	974,177	975,279	2,228,259	2,231,134	3,202,436	3,206,413
5s, with due dates from May 1, 2021 to May 1, 2036	1,940	1,871	2,494,548	2,400,981	2,496,488	2,402,852
4 1/2s, with due dates from March 1, 2021 to October 1, 2035	1,705,820	1,598,802	979,652	915,937	2,685,472	2,514,739
4 1/2s, July 1, 2020			71,678	69,231	71,678	69,231
4 1/2s, TBA, October 1, 2021	12,500,000	12,056,640	7,100,000	6,848,172	19,600,000	18,904,812
4 1/2s, TBA, November 1, 2020	12,500,000	12,056,641	7,100,000	6,847,950	19,600,000	18,904,591

		96,289,436		99,614,062		195,903,498

Total U.S. Government and Agency Mortgage Obligations (cost $874,487,819, $103,028,353
and $977,516,172 respectively)		$880,002,650		$110,298,120		$990,300,770

U.S. Government Agency Obligations		-%		9.1%		2.4%

Fannie Mae 4 1/4s, August 15, 2010		-	$9,600,000	$9,386,990	9,600,000	9,386,990
Freddie Mac					0	--
6 7/8s, September 15, 2010		-	6,752,000	7,226,384	6,752,000	7,226,384
6 5/8s, September 15, 2009		-	23,980,000	25,105,528	23,980,000	25,105,528

Total U.S. Government Agency Obligations (cost $- , $42,720,057 and $42,720,057, respectively)		$--		$41,718,902		$41,718,902

U.S. Treasury Obligations		-%		17%		4.5%

U.S. Treasury Notes
4 1/4s, August 15, 2014		-	$1,300,000	$1,268,719	1,300,000	1,268,719
4s, February 15, 2014	-	-	25,000,000	24,042,970	25,000,000	24,042,970
zero %	-	-	53,596,000	52,473,834	53,596,000	52,473,834

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

Total U.S. Treasury Obligations (cost $- , $78,340,957, and $78,340,957, respectively)		$--		$77,785,523	$77,785,523

Collateralized Mortgage Obligations		29.1%		31.6%		29.8%

Banc of America Commercial Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$1,830,000	$1,866,398	$660,000	$673,127	2,490,000	2,539,525
Ser. 06-5, Class A4, 5.414s, 2016	2,228,000	2,235,778	816,000	818,856	3,044,000	3,054,634
FRB Ser. 05-1, Class A5, 5.135s, 2042	583,000	578,421	207,000	205,374	790,000	783,795
Ser. 04-4, Class A6, 4.877s, 2042	36,000	34,812	34,000	32,878	70,000	67,690
Commercial Mortgage Pass-Through Certificates
Ser. 06-C7, Class A4, 5.962s, 2046	19,036,000	19,705,972	6,752,000	6,989,637	25,788,000	26,695,609
FRB Ser. 04-LB3A, Class A5, 5.281s, 2037	20,000	20,064	20,000	20,064	40,000	40,128
Countrywide Alternative Loan Trust
IFB Ser. 06-19CB, Class A2, IO (Interest only), zero %, 2036	884,184	2,590			884,184	2,590
IFB Ser. 06-20CB, Class A14, IO, zero %, 2036	1,805,511	3,385	655,522	1,229	2,461,033	4,614
IFB Ser. 06-14CB, Class A9, IO, zero %, 2036	3,326,041	20,008			3,326,041	20,008
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036	15,716,735	41,748	5,722,122	15,199	21,438,857	56,947
Credit Suisse Mortgage Capital Certificates Ser. 06-C4, Class A3, 5.467s, 2039	3,672,000	3,696,367	1,341,000	1,349,899	5,013,000	5,046,266
CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	213,000	209,837	76,000	74,871	289,000	284,708
Ser. 05-C4, Class A5, 5.104s, 2038	65,000	63,875	64,000	62,892	129,000	126,767
FRB Ser. 05-C5, Class A4, 5.1s, 2038	65,000	63,825	64,000	62,844	129,000	126,669
Ser. 04-C3, Class A3, 4.302s, 2036	454,000	443,987	161,000	157,449	615,000	601,436
Fannie Mae
IFB Ser. 06-70, Class BS, 14.56s, 2036	345,386	412,415	138,736	165,661	484,122	578,076
IFB Ser. 06-62, Class PS, 7.92s, 2036	2,157,313	2,392,810	639,782	709,622	2,797,095	3,102,432
IFB Ser. 06-76, Class QB, 7.62s, 2036	2,373,616	2,620,340	919,296	1,014,852	3,292,912	3,635,192
Ser. 02-26, Class A2, 7 1/2s, 2048	480,749	502,949			480,749	502,949
Ser. 05-W3, Class 1A, 7 1/2s, 2045	4,026,269	4,247,113	1,565,735	1,651,617	5,592,004	5,898,730
Ser. 04-W8, Class 3A, 7 1/2s, 2044	6,808,736	7,164,351	2,712,976	2,854,673	9,521,712	10,019,024
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	2,162,668	2,274,597	523,779	550,887	2,686,447	2,825,484
Ser. 03-W6, Class PT1, 9.72s, 2042	-	-	1,816,602	1,940,604	1,816,602	1,940,604
Ser. 04-W2, Class 5A, 7 1/2s, 2044	2,445,350	2,571,883	546,033	574,287	2,991,383	3,146,170
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	2,909,214	3,058,055	1,463,071	1,537,924	4,372,285	4,595,979
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	2,515,791	2,642,627	-	-	2,515,791	2,642,627
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	806,782	848,057	320,374	336,765	1,127,156	1,184,822
Ser. 03-W1, Class 2A, 7 1/2s, 2042	-	-	740,356	773,214	740,356	773,214
Ser. 03-W4, Class 4A, 7 1/2s, 2042	1,168,613	1,220,886	465,726	486,558	1,634,339	1,707,444
Ser. 02-T18, Class A4, 7 1/2s, 2042	1,818,014	1,905,032	914,085	957,837	2,732,099	2,862,869
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	5,302,387	5,554,970	2,468,116	2,585,686	7,770,503	8,140,656
Ser. 02-T16, Class A3, 7 1/2s, 2042	12,777	13,382	5,181,388	5,427,004	5,194,165	5,440,386
Ser. 02-T19, Class A3, 7 1/2s, 2042	-	-	1,032,049	1,081,299	1,032,049	1,081,299
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	6,486,388	6,797,523	457,929	479,895	6,944,317	7,277,418
Ser. 02-W6, Class 2A, 7 1/2s, 2042	20,052	20,971	-	-	20,052	20,971

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

Ser. 02-W4, Class A5, 7 1/2s, 2042	1,931,098	2,019,363	2,222,465	2,324,048	4,153,563	4,343,411
Ser. 02-W1, Class 2A, 7 1/2s, 2042	149,700	155,883	60,342	62,835	210,042	218,718
Ser. 02-14, Class A2, 7 1/2s, 2042	595,940	622,667	246,237	257,280	842,177	879,947
Ser. 01-T10, Class A2, 7 1/2s, 2041	3,632,400	3,786,886	1,434,298	1,495,299	5,066,698	5,282,185
Ser. 02-T4, Class A3, 7 1/2s, 2041	258,610	269,706	994,573	1,037,247	1,253,183	1,306,953
Ser. 02-T6, Class A2, 7 1/2s, 2041	-	-	343,961	358,025	343,961	358,025
Ser. 01-T12, Class A2, 7 1/2s, 2041	366,052	381,575	2,450,404	2,554,321	2,816,456	2,935,896
Ser. 01-T8, Class A1, 7 1/2s, 2041	982,284	1,021,892	395,947	411,913	1,378,231	1,433,805
Ser. 01-T7, Class A1, 7 1/2s, 2041	11,999,875	12,463,483	2,443,110	2,537,498	14,442,985	15,000,981
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,413,302	1,471,045	9,332	9,714	1,422,634	1,480,759
Ser. 01-T1, Class A1, 7 1/2s, 2040	4,226,813	4,406,063	-	-	4,226,813	4,406,063
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,742,310	1,830,303	137,405	144,345	1,879,715	1,974,648
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	2,374,372	2,480,497	1,210,816	1,264,934	3,585,188	3,745,431
Ser. 02-T1, Class A3, 7 1/2s, 2031	3,877,761	4,050,655	1,822,755	1,904,024	5,700,516	5,954,679
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,048,525	1,094,664	842,961	880,055	1,891,486	1,974,719
Ser. 02-W7, Class A5, 7 1/2s, 2029	738,645	773,022	255,106	266,979	993,751	1,040,001
Ser. 01-T4, Class A1, 7 1/2s, 2028	3,981,241	4,195,397	-	-	3,981,241	4,195,397
Ser. 02-W3, Class A5, 7 1/2s, 2028	1,262,817	1,319,453	235,011	245,551	1,497,828	1,565,004
IFB Ser. 06-63, Class SP, 7.32s, 2036	2,581,382	2,835,521	999,371	1,097,759	3,580,753	3,933,280
IFB Ser. 06-60, Class TK, 7.28s, 2036	637,901	670,724	255,960	269,131	893,861	939,855
Ser. 02-26, Class A1, 7s, 2048	2,675,014	2,763,095	1,066,731	1,101,856	3,741,745	3,864,951
Ser. 04-W12, Class 1A3, 7s, 2044	1,712,813	1,779,464	722,701	750,824	2,435,514	2,530,288
Ser. 04-T3, Class 1A3, 7s, 2044	1,211,742	1,257,975	1,276,738	1,325,451	2,488,480	2,583,426
Ser. 04-T2, Class 1A3, 7s, 2043	1,070,914	1,111,872	426,739	443,060	1,497,653	1,554,932
Ser. 03-W8, Class 2A, 7s, 2042	10,592,232	10,973,632	4,388,948	4,546,983	14,981,180	15,520,615
Ser. 03-W3, Class 1A2, 7s, 2042	1,021,394	1,057,103	406,633	420,850	1,428,027	1,477,953
Ser. 02-T16, Class A2, 7s, 2042	7,417,539	7,676,207	2,956,458	3,059,557	10,373,997	10,735,764
Ser. 02-T19, Class A2, 7s, 2042	4,829,281	5,000,511	1,924,767	1,993,013	6,754,048	6,993,524
Ser. 01-T10, Class A1, 7s, 2041	2,030,636	2,093,835	809,833	835,038	2,840,469	2,928,873
Ser. 02-T4, Class A2, 7s, 2041	4,750,863	4,898,949	1,978,172	2,039,833	6,729,035	6,938,782
Ser. 04-W1, Class 2A2, 7s, 2033	6,647,126	6,897,835	3,034,825	3,149,289	9,681,951	10,047,124
IFB Ser. 05-74, Class CS, 5.363s, 2035	2,926,969	2,945,591	1,167,969	1,175,400	4,094,938	4,120,991
IFB Ser. 05-74, Class CP, 5.207s, 2035	2,567,594	2,616,313	1,024,395	1,043,833	3,591,989	3,660,146
IFB Ser. 05-76, Class SA, 5.207s, 2034	1,819,111	1,823,616	725,874	727,672	2,544,985	2,551,288
IFB Ser. 06-27, Class SP, 5.023s, 2036	1,614,000	1,638,046	651,000	660,699	2,265,000	2,298,745
IFB Ser. 06-8, Class HP, 5.023s, 2036	2,018,984	2,035,267	812,355	818,907	2,831,339	2,854,174
IFB Ser. 06-8, Class WK, 5.023s, 2036	3,076,289	3,070,222	1,235,391	1,232,954	4,311,680	4,303,176
IFB Ser. 05-106, Class US, 5.023s, 2035	3,119,529	3,171,917	1,239,315	1,260,127	4,358,844	4,432,044
IFB Ser. 05-99, Class SA, 5.023s, 2035	1,534,138	1,533,757	611,613	611,461	2,145,751	2,145,218
Ser. 06-104, Class CS, 5s, 2036	-	-	451,000	458,654	451,000	458,654
IFB Ser. 05-114, Class SP, 4.923s, 2036	863,117	835,065	347,133	335,851	1,210,250	1,170,916
IFB Ser. 05-74, Class DM, 4.84s, 2035	2,947,221	2,946,430	1,176,583	1,176,267	4,123,804	4,122,697
IFB Ser. 06-60, Class CS, 4.547s, 2036	1,121,343	1,075,196	434,385	416,509	1,555,728	1,491,705
IFB Ser. 05-95, Class CP, 4.059s, 2035	241,078	238,031	96,605	95,384	337,683	333,415
IFB Ser. 05-106, Class JC, 3.597s, 2035	1,594,171	1,452,289	508,469	463,215	2,102,640	1,915,504
IFB Ser. 05-83, Class QP, 3.536s, 2034	989,691	921,707	395,310	368,156	1,385,001	1,289,863
IFB Ser. 05-57, Class MN, 3.277s, 2035	2,162,241	2,072,045	862,917	826,921	3,025,158	2,898,966

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

IFB Ser. 06-90, Class SE, IO, 2.47s, 2036	1,519,109	137,313	455,831	41,203	1,974,940	178,516
IFB Ser. 03-66, Class SA, IO, 2.32s, 2033	2,799,134	215,183	1,116,075	85,798	3,915,209	300,981
Ser. 03-W12, Class 2, IO, 2.235s, 2043	36,536,273	2,073,437	-	-	36,536,273	2,073,437
IFB Ser. 03-48, Class S, IO, 2.22s, 2033	1,229,679	95,108	488,869	37,811	1,718,548	132,919
IFB Ser. 05-113, Class AI, IO, 1.9s, 2036	505,382	34,748	151,271	10,401	656,653	45,149
IFB Ser. 05-113, Class DI, IO, 1.9s, 2036	686,312	40,569	7,697,266	455,000	8,383,578	495,569
IFB Ser. 06-60, Class DI, IO, 1.74s, 2035	1,518,366	80,194	455,416	24,053	1,973,782	104,247
IFB Ser. 05-65, Class KI, IO, 1.67s, 2035	1,087,935	56,515	11,325,180	588,305	12,413,115	644,820
IFB Ser. 05-90, Class SP, IO, 1.42s, 2035	4,854,577	298,556	1,950,273	119,942	6,804,850	418,498
IFB Ser. 05-82, Class SY, IO, 1.4s, 2035	13,365,862	670,452	5,335,389	267,631	18,701,251	938,083
IFB Ser. 05-95, Class CI, IO, 1.37s, 2035	3,183,550	194,755	1,269,599	77,668	4,453,149	272,423
IFB Ser. 05-84, Class SG, IO, 1.37s, 2035	5,597,110	329,509	2,221,977	130,810	7,819,087	460,319
IFB Ser. 05-69, Class AS, IO, 1.37s, 2035	1,451,820	77,818	577,524	30,955	2,029,344	108,773
IFB Ser. 04-92, Class S, IO, 1.37s, 2034	4,492,660	259,029	1,783,277	102,817	6,275,937	361,846
IFB Ser. 05-104, Class SI, IO, 1.37s, 2033	7,479,053	442,311	2,969,863	175,638	10,448,916	617,949
IFB Ser. 05-83, Class QI, IO, 1.36s, 2035	820,439	56,089	327,803	22,410	1,148,242	78,499
IFB Ser. 05-92, Class SC, IO, 1.35s, 2035	7,500,818	438,281	2,991,914	174,821	10,492,732	613,102
IFB Ser. 05-83, Class SL, IO, 1.34s, 2035	14,488,874	714,776	5,777,095	285,000	20,265,969	999,776
IFB Ser. 06-20, Class IG, IO, 1.32s, 2036	18,703,879	811,449	7,544,488	327,310	26,248,367	1,138,759
IFB Ser. 06-44, Class IS, IO, 1.27s, 2036	4,374,114	226,142	938,684	48,530	5,312,798	274,672
IFB Ser. 06-45, Class SM, IO, 1.27s, 2036	4,530,058	201,588	1,815,893	80,807	6,345,951	282,395
IFB Ser. 06-20, Class IB, IO, 1.26s, 2036	8,016,073	335,405	3,232,726	135,262	11,248,799	470,667
IFB Ser. 05-95, Class OI, IO, 1.26s, 2035	463,010	31,844	184,259	12,673	647,269	44,517
IFB Ser. 06-92, Class JI, IO, 1 1/4s, 2036	1,080,000	62,716	327,000	18,989	1,407,000	81,705
IFB Ser. 06-85, Class TS, IO, 1.23s, 2036	4,752,093	202,322	1,829,183	77,878	6,581,276	280,200
IFB Ser. 06-61, Class SE, IO, 1.22s, 2036	6,082,808	266,123	1,463,512	64,029	7,546,320	330,152
IFB Ser. 03-124, Class ST, IO, 1.17s, 2034	1,898,736	81,883	757,873	32,683	2,656,609	114,566
IFB Ser. 03-112, Class SA, IO, 1.17s, 2028	2,725,233	82,573	1,083,395	32,826	3,808,628	115,399
IFB Ser. 05-67, Class BS, IO, 0.82s, 2035	3,728,156	108,862	1,486,702	43,412	5,214,858	152,274
IFB Ser. 05-74, Class SE, IO, 0.77s, 2035	1,547,345	43,794	5,730,206	162,180	7,277,551	205,974
IFB Ser. 05-82, Class SI, IO, 0.77s, 2035	12,020,753	364,379	4,798,423	145,452	16,819,176	509,831
IFB Ser. 05-74, Class NI, IO, 0 3/4s, 2035	13,638,137	593,773	5,444,455	237,039	19,082,592	830,812
IFB Ser. 05-87, Class SE, IO, 0.72s, 2035	27,941,676	778,484	11,141,391	310,411	39,083,067	1,088,895
IFB Ser. 04-54, Class SW, IO, 0.67s, 2033	1,705,123	49,390	678,052	19,640	2,383,175	69,030
Ser. 06-84, Class OP, zero %, 2036	192,476	181,649	-	-	192,476	181,649
Ser. 371, Class 1, PO (Principal only), zero %, 2036	1,315,973	1,110,402	480,140	405,136	1,796,113	1,515,538
Ser. 05-113, Class DO, PO, zero %, 2036	105,704	85,057	1,183,429	952,268	1,289,133	1,037,325
Ser. 367, Class 1, PO, zero %, 2036	827,874	611,590	269,297	198,943	1,097,171	810,533
Ser. 363, Class 1, PO, zero %, 2035	30,673,867	22,663,194	10,372,933	7,663,977	41,046,800	30,327,171
Ser. 361, Class 1, PO, zero %, 2035	9,197,028	7,366,536	3,819,598	3,059,381	13,016,626	10,425,917
Ser. 04-38, Class AO, PO, zero %, 2034	1,535,573	1,112,091	2,316,529	1,677,674	3,852,102	2,789,765
Ser. 342, Class 1, PO, zero %, 2033	902,820	705,749	459,630	359,300	1,362,450	1,065,049
Ser. 02-82, Class TO, PO, zero %, 2032	3,800,159	3,050,817	1,061,620	852,282	4,861,779	3,903,099
Ser. 04-61, Class CO, PO, zero %, 2031	3,326,000	2,668,595	440,000	353,031	3,766,000	3,021,626
FRB Ser. 3048, Class XG, zero %, 2035	-	-	108,612	103,627	108,612	103,627
FRB Ser. 3213, Class FX, zero %, 2031	-	-	177,000	171,796	177,000	171,796
FRB Ser. 05-117, Class GF, zero %, 2036	345,876	325,610	139,437	131,267	485,313	456,877

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

FRB Ser. 05-79, Class FE, zero %, 2035	882,189	914,694	352,475	365,462	1,234,664	1,280,156
FRB Ser. 05-45, Class FG, zero %, 2035	786,708	784,788	314,058	313,292	1,100,766	1,098,080
FRB Ser. 05-81, Class DF, zero %, 2033	298,320	310,850	118,896	123,889	417,216	434,739
FRB Ser. 06-1, Class HF, zero %, 2032	518,063	508,941	168,798	165,826	686,861	674,767
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	7,018,784	7,397,360	2,406,191	2,535,975	9,424,975	9,933,335
Ser. T-58, Class 4A, 7 1/2s, 2043	9,233,086	9,668,442	657,618	688,626	9,890,704	10,357,068
Ser. T-42, Class A5, 7 1/2s, 2042	102,599	107,089	344,070	359,127	446,669	466,216
Ser. T-41, Class 3A, 7 1/2s, 2032	1,404,354	1,464,959	559,758	583,914	1,964,112	2,048,873
Ser. T-60, Class 1A2, 7s, 2044	4,748,694	4,927,940	841,580	873,347	5,590,274	5,801,287
Ser. T-59, Class 1A2, 7s, 2043	4,363,375	4,536,917	1,739,026	1,808,192	6,102,401	6,345,109
Ser. T-55, Class 1A2, 7s, 2043	2,613,157	2,691,470	1,042,090	1,073,320	3,655,247	3,764,790
Freddie Mac
FRB Ser. 3030, Class CF, 22.306s, 2035	856,098	852,285	340,974	339,456	1,197,072	1,191,741
IFB Ser. 3012, Class GP, 2.582s, 2035	1,399,166	1,331,622	548,507	522,028	1,947,673	1,853,650
Ser. 3202, Class PS, 7.26s, 2036	1,765,692	1,877,186	660,896	702,628	2,426,588	2,579,814
IFB Ser. 3153, Class SX, 6.6s, 2036	3,739,127	3,981,947	950,903	1,012,655	4,690,030	4,994,602
IFB Ser. 3081, Class DC, 5.175s, 2035	1,239,491	1,229,534	492,903	488,943	1,732,394	1,718,477
IFB Ser. 2996, Class SA, 5.143s, 2035	1,067,353	1,009,289	424,578	401,481	1,491,931	1,410,770
IFB Ser. 3114, Class GK, 5.08s, 2036	784,124	782,164	314,990	314,203	1,099,114	1,096,367
IFB Ser. 2979, Class AS, 4.73s, 2034	548,635	543,491	219,092	217,038	767,727	760,529
IFB Ser. 3153, Class UT, 4.473s, 2036	2,160,538	2,085,207	549,501	530,342	2,710,039	2,615,549
IFB Ser. 3065, Class DC, 3.87s, 2035	1,862,162	1,723,185	739,635	684,434	2,601,797	2,407,619
IFB Ser. 3050, Class SA, 3.55s, 2034	1,304,597	1,186,924	524,134	476,858	1,828,731	1,663,782
IFB Ser. 3031, Class BS, 3.4s, 2035	2,586,954	2,391,703	1,031,828	953,951	3,618,782	3,345,654
IFB Ser. 3012, Class UP, 3.27s, 2035	130,967	126,808	-	-	130,967	126,808
IFB Ser. 2594, Class SE, IO, 1.72s, 2030	3,576,081	175,943	1,421,772	69,951	4,997,853	245,894
IFB Ser. 2828, Class TI, IO, 1.72s, 2030	1,785,875	107,153	709,028	42,542	2,494,903	149,695
IFB Ser. 3033, Class SF, IO, 1.47s, 2035	2,648,322	105,933	1,056,348	42,254	3,704,670	148,187
IFB Ser. 3028, Class ES, IO, 1.42s, 2035	8,995,019	632,336	3,572,194	251,120	12,567,213	883,456
IFB Ser. 3042, Class SP, IO, 1.42s, 2035	2,010,732	128,084	808,078	51,475	2,818,810	179,559
IFB Ser. 3045, Class DI, IO, 1.4s, 2035	693,814	30,778	11,662,157	517,334	12,355,971	548,112
IFB Ser. 3136, Class NS, IO, 1.37s, 2036	5,733,032	339,248	1,379,701	81,643	7,112,733	420,891
IFB Ser. 3054, Class CS, IO, 1.37s, 2035	2,016,841	100,527	810,583	40,403	2,827,424	140,930
IFB Ser. 3107, Class DC, IO, 1.37s, 2035	4,470,966	308,736	1,803,733	124,554	6,274,699	433,290
IFB Ser. 3066, Class SI, IO, 1.37s, 2035	12,182,444	822,625	4,839,819	326,811	17,022,263	1,149,436
IFB Ser. 3031, Class BI, IO, 1.36s, 2035	1,726,141	123,063	688,691	49,099	2,414,832	172,162
IFB Ser. 3067, Class SI, IO, 1.32s, 2035	7,108,371	491,112	2,821,474	194,933	9,929,845	686,045
IFB Ser. 3114, Class TS, IO, 1.32s, 2030	12,956,801	582,897	5,160,942	232,179	18,117,743	815,076
IFB Ser. 3114, Class BI, IO, 1.32s, 2030	5,055,996	214,658	2,011,844	85,415	7,067,840	300,073
IFB Ser. 3128, Class JI, IO, 1.3s, 2036	6,498,219	401,832	1,423,136	88,003	7,921,355	489,835
IFB Ser. 3065, Class DI, IO, 1.29s, 2035	1,340,725	87,566	532,019	34,747	1,872,744	122,313
IFB Ser. 3145, Class GI, IO, 1.27s, 2036	5,229,980	340,815	1,145,349	74,637	6,375,329	415,452
IFB Ser. 3114, Class GI, IO, 1.27s, 2036	1,885,431	126,653	758,060	50,922	2,643,491	177,575
IFB Ser. 3174, Class BS, IO, 1.19s, 2036	4,275,367	170,086	982,129	39,072	5,257,496	209,158
IFB Ser. 3152, Class SY, IO, 1.15s, 2036	3,693,772	237,134	1,200,452	77,067	4,894,224	314,201
IFB Ser. 3081, Class DI, IO, 1.15s, 2035	1,664,030	91,770	671,744	37,046	2,335,774	128,816

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

IFB Ser. 3199, Class S, IO, 1.12s, 2036	1,727,215	83,999	482,984	23,489	2,210,199	107,488
IFB Ser. 3012, Class UI, IO, 1.09s, 2035	3,226,473	172,245	1,287,659	68,742	4,514,132	240,987
IFB Ser. 3016, Class SP, IO, 0.78s, 2035	1,747,985	51,915	695,262	20,649	2,443,247	72,564
IFB Ser. 3016, Class SQ, IO, 0.78s, 2035	4,024,370	127,573	1,618,671	51,312	5,643,041	178,885
IFB Ser. 2937, Class SY, IO, 0.77s, 2035	1,629,655	42,697	649,768	17,024	2,279,423	59,721
IFB Ser. 3012, Class IG, IO, 0 3/4s, 2035	11,903,972	528,392	4,751,959	210,929	16,655,931	739,321
IFB Ser. 2957, Class SW, IO, 0.67s, 2035	9,041,570	263,110	3,609,384	105,033	12,650,954	368,143
IFB Ser. 2815, Class S, IO, 0.67s, 2032	3,946,738	110,777	1,586,273	44,524	5,533,011	155,301
Ser. 3174, PO, zero %, 2036	738,446	600,611	192,526	156,590	930,972	757,201
Ser. 236, PO, zero %, 2036	-	-	303,208	237,974	303,208	237,974
Ser. 3045, Class DO, PO, zero %, 2035	74,748	60,159	891,822	717,761	966,570	777,920
Ser. 231, PO, zero %, 2035	9,893,129	7,378,290	11,695,846	8,722,755	21,588,975	16,101,045
Ser. 228, PO, zero %, 2035	4,107,252	3,214,152	-	-	4,107,252	3,214,152
Ser. 3130, Class KO, PO, zero %, 2034	456,920	359,357	192,672	151,532	649,592	510,889
FRB Ser. 3213, Class FX, zero %, 2036	536,000	520,255	-	-	536,000	520,255
FRB Ser. 3048, Class XG, zero %, 2035	330,663	315,473	-	-	330,663	315,473
FRB Ser. 3022, Class TC, zero %, 2035	316,630	338,943	126,205	135,099	442,835	474,042
FRB Ser. 2986, Class XT, zero %, 2035	191,053	195,650	76,559	78,401	267,612	274,051
FRB Ser. 2958, Class FL, zero %, 2035	819,655	756,012	327,020	301,628	1,146,675	1,057,640
FRB Ser. 3046, Class WF, zero %, 2035	441,230	430,936	175,843	171,741	617,073	602,677
FRB Ser. 3054, Class XF, zero %, 2034	194,006	192,460	76,821	76,209	270,827	268,669
FRB Ser. 3024, Class CW, zero %, 2034	216,849	212,701	86,740	85,080	303,589	297,781
FRB Ser. 3046, Class UF, zero %, 2033	990,076	975,962	394,664	389,037	1,384,740	1,364,999
Government National Mortgage Association
IFB Ser. 06-34, Class SA, 7.56s, 2036	6,067,859	6,350,394	-	-	6,067,859	6,350,394
IFB Ser. 05-84, Class SB, 3.675s, 2035	4,777,346	4,426,127	379,562	351,658	5,156,908	4,777,785
IFB Ser. 05-68, Class DP, 3.59s, 2035	7,096,457	6,697,592	2,829,362	2,670,334	9,925,819	9,367,926
IFB Ser. 05-84, Class SL, 3.067s, 2035	4,779,169	4,362,274	1,906,635	1,740,316	6,685,804	6,102,590
IFB Ser. 05-66, Class SP, 3.067s, 2035	2,209,837	2,019,259	887,941	811,364	3,097,778	2,830,623
IFB Ser. 05-7, Class NP, 2.938s, 2033	717,268	677,049	285,210	269,217	1,002,478	946,266
IFB Ser. 06-26, Class S, IO, 1.17s, 2036	19,033,637	940,861	4,595,758	227,175	23,629,395	1,168,036
IFB Ser. 05-65, Class SI, IO, 1.02s, 2035	16,938,315	680,770	6,748,539	271,231	23,686,854	952,001
IFB Ser. 06-7, Class SB, IO, 0.99s, 2036	15,981,411	518,908	-	-	15,981,411	518,908
IFB Ser. 05-82, Class KS, IO, 0.97s, 2035	9,264,961	358,429	-	-	9,264,961	358,429
IFB Ser. 05-68, Class KI, IO, 0.97s, 2035	83,812,105	4,734,088	19,393,000	1,095,407	103,205,105	5,829,495
IFB Ser. 05-68, Class SI, IO, 0.97s, 2035	30,271,956	1,358,578	12,070,475	541,712	42,342,431	1,900,290
IFB Ser. 06-14, Class S, IO, 0.92s, 2036	16,934,756	624,888	1,707,706	63,014	18,642,462	687,902
IFB Ser. 06-20, Class S, IO, 0.92s, 2036	13,851,018	559,410	-	-	13,851,018	559,410
IFB Ser. 05-57, Class PS, IO, 0.92s, 2035	10,212,166	441,884	-	-	10,212,166	441,884
IFB Ser. 05-51, Class SJ, IO, 0.87s, 2035	8,970,417	379,147	3,576,925	151,184	12,547,342	530,331
IFB Ser. 05-68, Class S, IO, 0.87s, 2035	17,594,171	722,911	7,015,567	288,256	24,609,738	1,011,167
IFB Ser. 04-90, Class SI, IO, 0.77s, 2034	14,500,553	511,257	5,884,496	163,579	20,385,049	674,836
IFB Ser. 05-60, Class SJ, IO, 0.45s, 2034	14,758,046	410,248	-	-	14,758,046	410,248
Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG5, Class A5, 5.224s, 2037	65,000	64,474	64,000	63,482	129,000	127,956
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6, 5.396s, 2038	38,000	38,129	38,000	38,129	76,000	76,258
Ser. 05-GG4, Class A4, 4.761s, 2039	456,000	437,344	162,000	155,372	618,000	592,716

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB14, Class AM, 5.63s, 2044	4,245,000	4,287,620	1,499,000	1,514,050	5,744,000	5,801,670
Ser. 06-CB16, Class A4, 5.552s, 2045	2,462,000	2,493,169	895,000	906,331	3,357,000	3,399,500
FRB Ser. 04-PNC1, Class A4, 5.544s, 2041	173,000	174,285	61,000	61,453	234,000	235,738
Ser. 05-CB12, Class A4, 4.895s, 2037	459,000	444,578	163,000	157,879	622,000	602,457
Ser. 04-C3, Class A5, 4.878s, 2042	437,000	423,138	155,000	150,083	592,000	573,221
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	154,000	160,780	55,000	57,421	209,000	218,201
FRB Ser. 04-C4, Class A4, 5.304s, 2029	61,000	61,205	62,000	62,208	123,000	123,413
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO, 1.82s, 2036	6,307,000	229,672	2,304,000	83,901	8,611,000	313,573
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036			1,641,000	88,679	1,641,000	88,679
IFB Ser. 06-5, Class 1A3, IO, 0.07s, 2036	1,708,000	8,470	623,000	3,089	2,331,000	11,559
IFB Ser. 06-4, Class 1A3, IO, 0.07s, 2036	3,457,946	30,461	1,254,749	11,053	4,712,695	41,514
IFB Ser. 06-6, Class 4A2, IO, 0.03s, 2036			1,320,000	3,872	1,320,000	3,872
IFB Ser. 06-3, Class 1A7, IO, 0.07s, 2036	2,239,776	8,962			2,239,776	8,962
Merrill Lynch Mortgage Trust
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	446,000	431,587	158,000	152,894	604,000	584,481
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	434,000	416,328	154,000	147,729	588,000	564,057
Morgan Stanley Capital I Ser. 05-HQ6, Class A4A, 4.989s, 2042	65,000	63,338	64,000	62,363	129,000	125,701

Total Collateralized Mortgage Obligations (cost $370,800,880, $154,964,746 and $525,765,626		$364,839,484		$144,535,630	$509,375,114
respectively)

Asset Backed Securities		3.9%		4.0%		3.9%

American Home Mortgage Investment Trust
FRB Ser. 04-3, Class 3A, 3.71s, 2034	$425,061	$422,872	$151,241	$150,462	576,302	573,334
FRB Ser. 04-3, Class 2A, 3.59s, 2034	909,408	902,757	323,929	321,560	1,233,337	1,224,317
Banc of America Alternative Loan Trust IFB Ser. 06-6, Class CB2, IO, 0.02s, 2036	2,182,603	4,324	-	-	2,182,603	4,324
Banc of America Funding Corp. IFB Ser. 06-4, Class A4, IO, 0.17s, 2036	2,467,566	7,248	-	-	2,467,566	7,248
Banc of America Mortgage Securities IFB Ser. 06-2, Class A4, IO, 0.07s, 2036	1,963,768	12,908	-	-	1,963,768	12,908
Countrywide Alternative Loan Trust IFB Ser. 06-26CB, Class A2, IO, 0.47s, 2036	2,818,224	7,530	1,026,685	2,743	3,844,909	10,273
IFB Ser. 06-19CB, Class A2, IO, zero %, 2036			321,250	941	321,250	941
IFB Ser. 06-14CB, Class A9, IO, zero %, 2036			1,207,111	7,262	1,207,111	7,262
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 0.806s, 2035 (SN)	43,532,595	1,435,226	23,923,136	788,722	67,455,731	2,223,948
IFB Ser. 06-R1, Class AS, IO, 0.743s, 2036 (SN)	76,989,120	2,422,533	23,712,848	746,146	100,701,968	3,168,679
IFB Ser. 05-R3, Class AS, IO, 0.707s, 2035 (SN)	33,648,388	930,011	21,243,650	587,155	54,892,038	1,517,166
IFB Ser. 05-R2, Class 1AS, IO, 0.415s, 2035 (SN)	36,478,038	1,194,325	11,235,182	367,850	47,713,220	1,562,175
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.863s, 2035	5,310,229	5,245,232	1,882,956	1,859,909	7,193,185	7,105,141
FRB Ser. 04-12, Class 2A2, 3.554s, 2034	3,209,975	3,168,117	1,137,949	1,123,110	4,347,924	4,291,227
Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A2, IO, 1.17s, 2036	3,494,000	118,750	-	-	3,494,000	118,750

	Putnam		Putnam
	U.S. Government		Limited Duration		Proforma
	Income Trust		Government Income Fund		Combined

	Principal	Value	Principal	Value	Principal	Value
	amount		amount		amount

IFB Ser. 06-6, Class 1A3, IO, 1.17s, 2036	4,451,000	240,531	-	-	4,451,000	240,531
IFB Ser. 06-6, Class 4A2, IO, 0.02s, 2036	3,607,000	10,582	-	-	3,607,000	10,582
Provident Funding Mortgage Loan Trust FRB Ser. 05-2, Class 1A1A, 4.391s, 2035	4,784,141	4,764,332	462,569	460,654	5,246,710	5,224,986
Residential Accredit Loans, Inc. Ser. 04-QA5, Class A2, 4.925s, 2034	127,070	124,013	45,274	44,184	172,344	168,197
Residential Asset Mortgage Products, Inc. FRB Ser. 06-RZ2, Class A2, 5 1/2s, 2036	4,132,000	4,132,000	1,656,000	1,656,000	5,788,000	5,788,000
Residential Asset Securitization Trust IFB Ser. 06-A7CB, Class 1A6, IO, 0.22s, 2036	881,073	10,600	320,481	3,856	1,201,554	14,456
Residential Funding Mortgage Securities I FRB Ser. 05-SA2, Class 1A, 4.689s, 2035	2,424,848	2,408,082	234,186	232,567	2,659,034	2,640,649
Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 05-18, Class 6A1, 5.303s, 2035	7,664,884	7,639,820	2,717,916	2,709,028	10,382,800	10,348,848
Ser. 04-20, Class 1A2, 5.054s, 2035	525,538	524,382	187,371	186,959	712,909	711,341
Ser. 04-12, Class 1A2, 4.963s, 2034	291,378	292,910	103,480	104,024	394,858	396,934
Ser. 04-6, Class 1A, 4.371s, 2034	589,064	591,509	209,810	210,680	798,874	802,189
Structured Asset Securities Corp. Ser. 03-40A, Class 1A, 5.112s, 2034	37,038	37,546	13,215	13,396	50,253	50,942
Terwin Mortgage Trust 144A FRB Ser. 06-9HGA, Class A1, 5.424s, 2037	3,413,000	3,413,000	1,232,000	1,232,000	4,645,000	4,645,000
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.098s, 203			2,295,505	2,282,420	2,295,505	2,282,420
FRB Ser. 05-AR2, Class 2A1, 4.546s, 2035	4,397,118	4,325,885	1,557,492	1,532,260	5,954,610	5,858,145
Ser. 05-AR9, Class 1A2, 4.353s, 2035	208,301	204,221	1,595,172	1,565,342	1,803,473	1,769,563
FRB Ser. 04-R, Class 2A1, 4.354s, 2034	4,501,647	4,417,466	74,239	72,780	4,575,886	4,490,246

Total Asset Backed Securities (cost $47,825,333, $17,825,618 and $65,650,951, respectively)		$49,008,712		$18,262,010	$67,270,722

		Contract		Contract		Contract
	Expiration date/strike price	amount	Value	amount	Value	amount	Value

Purchased Options Outstanding			0.1%		0.8%		0.3%

Option on an interest rate swap with Lehman Brothers for
the right to receive a fixed rate swap of 5.19% versus the
three month USD-LIBOR-BBA maturing December 12,
2017.	Dec 07/ 5.19	-	-	57,535,000	$1,469,041	57,535,000	1,469,041
Option on an interest rate swap with Lehman Brothers for
the right to pay a fixed rate swap of 5.19% versus the three
month USD-LIBOR-BBA maturing December 12, 2017.	Dec 07/ 5.19	-	-	57,535,000	1,437,052	57,535,000	1,437,052
Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the right to receive a fixed rate of 5.28% versus the
three month USD-LIBOR-BBA maturing on March 8, 2017.	Mar-07/5.28	55,104,000	$1,044,138	20,759,000	393,352	75,863,000	1,437,490
Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the right to pay a fixed rate of 5.28% versus the
three month USD-LIBOR-BBA maturing on March 8, 2017.	Mar-07/5.28	55,104,000	557,735	20,759,000	210,112	75,863,000	767,847

Total Purchased Options Outstanding (cost $2,702,850,			$1,601,873		$3,509,557		$5,111,430
5,436,916 and $8,139,766, respectively)

		Principal		Principal		Principal
		amount	Value	amount	Value	amount	Value

Short Term Investments			44.6%		34.2%		41.8%

Interest in $400,000,000 joint tri-party repurchase agreement dated September 29, 2006 with Bank of America due October 2, 2006 with respect to various U.S. Government obligations -- maturity value of $59,026,253 for an effective yield of 5.36% (collateralized by Fannie Mae with a yield of
6.50% and a due date of July 1, 2035 valued at $408,000,000)		$59,000,000	$59,000,000	$71,000,000	$71,000,000	$130,000,000	$130,000,000
U.S. Treasury Bills, for an effective yield of 4.81%, November 30, 2006 (SEG)		2,265,000	2,247,030	600,000	595,240	2,865,000	2,842,270
Federal National Mortgage Association, for an effective yield of 5.21%, November 29, 2006		122,048,000	121,016,939	-	-	122,048,000	121,016,939
Freddie Mac, for an effective yield of 5.20%, November 20, 2006		125,000,000	124,105,035	-	-	125,000,000	124,105,035
Federal Home Loan Banks, for an effective yield of 5.19%, October 13, 2006		50,000,000	49,913,917	25,000,000	24,956,958	75,000,000	74,870,875
Federal Home Loan Banks, for an effective yield of 5.18%, October 11, 2006		121,000,000	120,826,567	60,000,000	59,914,000	181,000,000	180,740,567
Federal Home Loan Discount, for an effective yield of 5.17%, October 6, 2006		82,000,000	81,941,347	-	-	82,000,000	81,941,347

Total Short Term Investments (cost $559,050,778, $156,466,198 and $715,516,976			559,050,835		156,466,198		$715,517,033
respectively)

TOTAL INVESTMENTS			Value		Value		Value

Total Investments (cost $1,854,867,660, $558,782,845 and $2,413,650,505 respectively)			$1,854,503,554		$552,575,940		$2,407,079,494

NOTES

Because the Funds are actively managed, their porfolio holdings as of September 30, 2006 are unlikely to reflect what their portfolio holdings will be as of the date the merger is completed. Accordingly, no adjustments have been made to indicate holdings that would be sold in anticipation of the merger to accommodate the investment strategies of Putnam U.S. Government Income Trust.

Some of Limited Duration Government Income Fund’s portfolio holdings may be sold in the ordinary course of business and not necessarily in anticipation of the proposed merger to accommodate U.S. Government Income Trust’s investment strategies.

(a) Percentages indicated are based on net assets as follows:

Putnam U.S. Government Income Trust:	$1,253,032,718
Putnam Limited Duration Government Income Fund:	$457,576,047
Proforma Combined:	$1,710,389,377

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2006.

(SN)  Putnam U.S. Government Income Trust. The securities noted above were purchased during the period for an aggregate cost of $7,193,599. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of intial inquiries into the matter, the values of these securities were adjusted. As of September 30, 2006 the aggregate values of these securities totaled $5,982,095. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the Fund may have claims against other parties in this regard.

Putnam Limited Duration Government Income Fund. The securities noted above were purchased during the period for an aggregate cost of $3,045,874. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of intial inquiries into the matter, the values of these securities were adjusted. As of September 30, 2006 the aggregate values of these securities totaled $2,489,873. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the Fund may have claims against other parties in this regard.

At September 30, 2006, liquid assets totaling $560,478,832 and $49,071,217 have been designated as collateral for open forward commitments for Putnam U.S. Government Income Trust and Putnam Limited Duration Government Income Fund, respectively.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities.

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at September 30, 2006.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2006.

Putnam U.S. Government Income Trust

FUTURES CONTRACTS OUTSTANDING at 9/30/06
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	1,101	$261,005,813	Mar-07	$(103,632)
Euro-Dollar 90 day (Short)	1,214	288,962,350	Dec-07	164,490
Euro-Dollar 90 day (Long)	124	29,488,750	Sep-07	47,713
Euro-Dollar 90 day (Long)	124	29,445,350	Jun-07	39,863
Euro-Dollar 90 day (Long)	123	29,109,488	Dec-06	16,578
U.S. Treasury Bond 20 yr (Long)	726	81,606,938	Dec-06	(430,119)
U.S. Treasury Note 2 yr (Short)	4,607	942,131,500	Dec-06	(440,744)
U.S. Treasury Note 10 yr (Long)	1,829	197,646,313	Dec-06	1,527,793
U.S. Treasury Note 5 yr (Short)	1,908	201,323,813	Dec-06	(994,876)

Total				$(172,934)

WRITTEN OPTIONS OUTSTANDING at 9/30/06 (premiums received $16,631,550)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a fixed
rate of 4.55% versus the three month USD-
LIBOR-BBA maturing on July 5, 2017.	44,780,000	Jul-07/4.55	$210,748

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation
to receive a fixed rate swap of 5.085% semi-
annually versus the three month USD-LIBOR-
BBA maturing February 1, 2017.	187,183,000	Jan-07/5.085	2,898,529

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation
to pay a fixed rate swap of 5.085% semi-annually
versus the three month USD-LIBOR-BBA
maturing February 1, 2017.	187,183,000	Jan-07/5.085	1,784,790

Option on an interest rate swap with Citibank,
N.A. for the obligation to pay a fixed rate of 5.7%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2018.	23,590,000	May-08/5.70	1,196,013

Option on an interest rate swap with Lehman
Brothers International for the obligation to pay a
fixed rate of 5.225% semi-annually versus the
three month USD-LIBOR-BBA maturing March 5,
2018.	24,625,000	Mar-08/5.225	708,978

Option on an interest rate swap with Lehman
Brothers International for the obligation to receive
a fixed rate of 5.225% semi-annually versus the
three month USD-LIBOR-BBA maturing March 5,
2018.	24,625,000	Mar-08/5.225	656,330

Option on an interest rate swap with Citibank,
N.A. for the obligation to receive a fixed rate of
5.7% versus the three month USD-LIBOR-BBA
maturing on May 14, 2018.	23,590,000	May-08/5.70	372,722

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month USD-
LIBOR-BBA maturing on July 5, 2017.	44,780,000	Jul-07/4.55	2,279,669

Total			$10,107,779

TBA SALE COMMITMENTS OUTSTANDING at 9/30/06 (proceeds receivable $13,655,199)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, October 1, 2036	$1,600,000	10/12/06	$1,607,000
FNMA, 4 1/2s, October 1, 2021	12,500,000	10/17/06	12,056,606

Total			$13,663,606

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
				3 month USD-
	$2,440,000	10/2/16	5.15631%	LIBOR-BBA	$2,334

				3 month USD-
	18,410,000	5/31/16	5.58909%	LIBOR-BBA	(848,988)

				3 month USD-
	47,000,000	10/21/15	4.943%	LIBOR-BBA	199,332

Citibank, N.A.
				3 month USD-
	106,930,000	7/27/09	5.504%	LIBOR-BBA	(1,194,437)

			3 month USD-
	116,000,000	6/28/15	LIBOR-BBA	4.335%	(5,338,115)

Credit Suisse First Boston International

				3 month USD-
	3,615,000	9/28/16	5.10886%	LIBOR-BBA	16,887

Goldman Sachs Capital Markets, L.P.
				3 month USD-
	3,833,000	5/3/16	5.565%	LIBOR-BBA	(168,720)

JPMorgan Chase Bank, N.A.
				3 month USD-
	43,000,000	10/21/15	4.916%	LIBOR-BBA	270,518

			3 month USD-
	6,078,000	8/2/15	LIBOR-BBA	4.6570%	(212,834)

				3 month USD-
	2,474,000	9/18/16	5.291%	LIBOR-BBA	(22,945)

				3 month USD-
	77,841,000	8/15/11	5.412%	LIBOR-BBA	(1,102,914)

Lehman Brothers International (Europe)
				3 month USD-
	163,933,000	8/3/16	5.5675%	LIBOR-BBA	(4,991,635)

				3 month USD-
	21,188,000	8/3/11	5.445%	LIBOR-BBA	(327,606)

Lehman Brothers Special Financing, Inc.
				3 month USD-
	66,070,000	9/8/16	5.3275%	LIBOR-BBA	(798,130)

			3 month USD-
	156,600,000	8/3/08	LIBOR-BBA	5.425%	731,268

Total					$(13,785,985)

Putnam Limited Duration Government Income Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/06
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	322	$76,334,125	Mar-07	$(37,913)
Euro-Dollar 90 day (Long)	91	21,609,088	Jun-07	29,265
Euro-Dollar 90 day (Short)	366	87,117,150	Dec-07	51,917
Euro-Dollar 90 day (Long)	91	21,640,938	Sep-07	35,015
Euro-Dollar 90 day (Long)	91	21,536,288	Dec-06	12,265
U.S. Treasury Long Bond (Short)	78	8,767,688	Dec-06	(151,969)
U.S. Treasury Note 10 yr (Long)	2,220	239,898,750	Dec-06	1,924,904
U.S. Treasury Note 2 yr (Short)	1,222	249,899,000	Dec-06	(169,030)
U.S. Treasury Note 5 yr (Short)	1,857	195,942,516	Dec-06	(1,086,874)

Total				$607,580

WRITTEN OPTIONS OUTSTANDING at 9/30/06 (premiums received $4,563,960)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with
Lehman Brothers International for the
obligation to receive a fixed rate of
5.225% versus the three month USD-
LIBOR-BBA maturing March 5, 2018.	$9,910,000	Mar 08/5.225	$264,131

Option on an interest rate swap with
Lehman Brothers International for the
obligation to pay a fixed rate of
5.225% versus the three month USD-
LIBOR-BBA maturing March 5, 2018.	9,910,000	Mar 08/5.225	285,319

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 5.7% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2018.	12,090,000	May 08/5.7	191,022

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 5.7% versus the three
month USD-LIBOR-BBA maturing on
May 14, 2018.	12,090,000	May 08/5.7	612,963

Option on an interest rate swap with
Lehman Brothers Special Financing,
Inc. for the obligation to pay a fixed
rate swap of 5.085% versus the three
month USD-LIBOR-BBA maturing
February 1, 2017.	38,243,000	Jan 07/5.085	364,647

Option on an interest rate swap with
Lehman Brothers Special Financing,
Inc. for the obligation to receive a
fixed rate swap of 5.085% versus the
three month USD-LIBOR-BBA
maturing February 1, 2017.	38,243,000	Jan 07/5.085	592,193

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-
BBA maturing on July 5, 2017.	13,600,000	Jul 07/4.55	64,006

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.55% versus the three month USD-
LIBOR-BBA maturing on July 5, 2017.	13,600,000	Jul 07/4.55	692,351

Total			$3,066,632

TBA SALE COMMITMENTS OUTSTANDING at 9/30/2006 (proceeds receivable $36,759,422)
	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, October 1, 2036	$30,500,000	10/12/06	$30,044,882
FNMA, 4 1/2s, October 1, 2021	$7,100,000	10/12/06	$6,847,950

Total			$36,892,832

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/2006 (unaudited)

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
			3 month USD-
	$26,940,000	9/1/15	LIBOR-BBA	4.53%	$(1,208,933)

				3 month USD-
	893,000	10/2/16	5.15631%	LIBOR-BBA	854

				3 month USD-
	6,530,000	5/31/16	5.58909%	LIBOR-BBA	(301,134)

				3 month USD-
	24,000,000	10/21/15	4.943%	LIBOR-BBA	101,787

				3 month USD-
	45,000,000	8/11/15	4.892%	LIBOR-BBA	862,239

Citibank, N.A.
				3 month USD-
	44,220,000	7/27/09	5.504%	LIBOR-BBA	(493,950)

			3 month USD-
	131,500,000	4/4/09	LIBOR-BBA	5.264%	2,221,795

Credit Suisse First Boston International
				3 month USD-
	1,320,000	9/28/16	5.10886%	LIBOR-BBA	6,166

Goldman Sachs Capital Markets, L.P.
				3 month USD-
	1,354,000	5/3/16	5.565%	LIBOR-BBA	(59,600)

JPMorgan Chase Bank, N.A.
				3 month USD-
	22,000,000	10/21/15	4.916%	LIBOR-BBA	138,404

				3 month USD-
	899,000	9/18/16	5.291%	LIBOR-BBA	(8,338)

			3 month USD-
	65,600,000	9/2/15	LIBOR-BBA	4.4505%	(3,310,109)

			3 month USD-
	15,900,000	8/4/16	LIBOR-BBA	5.5195%	424,743

			3 month USD-
	31,500,000	8/4/08	LIBOR-BBA	5.40%	131,802

				3 month USD-
	1,847,000	8/2/15	4.6570%	LIBOR-BBA	(64,676)

			3 month USD-
	28,000,000	3/30/08	LIBOR-BBA	5.163%	(9,837)

			3 month USD-
	13,500,000	3/30/16	LIBOR-BBA	5.2755%	122,781

				3 month USD-
	22,000,000	1/17/16	4.946%	LIBOR-BBA	376,615

				3 month USD-
	20,539,000	8/15/11	5.412%	LIBOR-BBA	(291,013)

Lehman Brothers International (Europe)
				3 month USD-
	73,940,000	8/3/16	5.5675%	LIBOR-BBA	(2,251,417)

				3 month USD-
	139,813,000	8/3/11	5.445%	LIBOR-BBA	(2,161,771)

Lehman Brothers Special Financing, Inc.
				3 month USD-
	37,160,000	9/29/13	5.0555%	LIBOR-BBA	126,615

				3 month USD-
	7,140,000	9/8/16	5.3275%	LIBOR-BBA	(86,252)

			3 month USD-
	89,764,000	8/3/08	LIBOR-BBA	5.425%	419,168

Total					$(5,314,061)

		9/30/2006
		(Unaudited)

Pro Forma Combining
Statement of Assets and Liabilities
	Putnam
	Limited Duration	Putnam
	Government Income	U.S. Government	Pro Forma		Pro Forma
	Fund	Income Trust	Adjustments		Combined

Assets
Investments in securities, at
value
Unaffiliated Issuers	$481,575,940	$1,795,503,554			$2,277,079,494,494
Affiliated Issuers					-
Repurchase agreements	71,000,000	59,000,000			130,000,000
Cash	519,831	442,504			962,335
Dividends, interest and other
receivables	1,489,831	4,958,557			6,448,388
Receivable for shares of the
fund sold	610,971	458,207			1,069,178
Receivable for securities sold	208,026	515,749			723,775
Receivable for delayed
delivery securities	42,167,716	13,683,133			55,850,849
Unrealized appreciation on
swap contracts	4,932,969	1,220,339			6,153,308
Receivable for variation
margin		195,433			195,433

Total Assets	602,505,284	1,875,977,476			2,478,482,760

Liabilities
Distributions payable to
shareholders	110,206				110,206
Payable for securities purchased	1,561,997	2,967,158			4,529,155
Payable for shares of the fund
repurchased	981,268	2,434,643			3,415,911
Payable for compensation of
Manager	735,949	1,606,458			2,342,407
Payable for investor servicing
and custodian fees	102,592	157,142			259,734
Payable for Trustee
compensation and expenses	86,165	281,084			367,249
Payable for administrative
services	3,105	3,876			6,981
Payable for distribution fees	263,602	815,118			1,078,720
Payable for variation margin	26,818				26,818
Payable for delayed delivery
securities	90,832,631	575,718,685			666,551,316
Unrealized depreciation on swap
contracts	10,247,030	15,006,324			25,253,354
Written options outstanding, at
value	3,066,632	10,107,779			13,174,411
TBA sales commitments, at
value	36,892,832	13,663,606			50,556,438

Other accrued expenses	18,410	182,885	219,388	C	420,683

Total liabilities	144,929,237	622,944,758	219,388		768,093,383

Net assets	$457,576,047	$1,253,032,718	(219,388)		1,710,389,377

	Putnam
	Limited Duration	Putnam
	Government Income	U.S. Government	Pro Forma		Pro Forma
	Fund	Income Trust	Adjustments		Combined

Represented by
Paid-in capital	$473,076,687	$1,299,183,086			$1,772,259,773
Undistributed (distributions in
excess of) net investment
income	1,236,388	11,098,476	(219,388)	C	12,115,476
Accumulated net realized loss on
investments	(7,187,558)	(49,441,183)			(56,628,741)
Net unrealized depreciation of
investments	(9,549,470)	(7,807,661)			(17,357,131)

Total - Representing net assets
applicable to capital shares
outstanding	$457,576,047	$1,253,032,718	(219,388)		$1,710,389,377

Class A
Net assets	$207,554,226	$1,068,196,628	(134,927)	C	$1,275,615,927
Shares outstanding	$41,472,385	82,006,290	(25,547,981)	D	97,930,694
Net asset value per share	$5.00	$13.03			$13.03
Class B
Net assets	$73,595,888	$132,827,050	(30,418)	C	$206,392,520
Shares outstanding	$14,667,500	10,252,034	(8,990,426)	D	15,929,108
Net asset value per share	$5.02	$12.96			$12.96
Class C
Net assets	$11,376,389	$15,984,521	(4,380)	C	$27,356,530
Shares outstanding	2,273,507	1,228,983	(1,399,322)	D	2,103,168
Net asset value per share	$5.00	$13.01			$13.01
Class M
Net assets	$5,929,795	$31,086,619	(3,895)	C	$37,012,519
Shares outstanding	1,179,700	2,388,396	(724,393)	D	2,843,703
Net asset value per share	$5.03	$13.02			$13.02
Class R
Net assets	$198,577	$395,794	(85)	C	$594,286
Shares outstanding	39,688	30,404	(24,441)	D	45,651
Net asset value per share	$5.00	$13.02			$13.02
Class Y
Net assets	$158,921,172	$4,542,106	(45,683)	C	$163,417,595
Shares outstanding	31,814,671	349,493	(19,593,445)	D	12,570,709
Net asset value per share	$5.00	$13.00			$13.00

Cost of investments
Unaffiliated Issuers	$487,782,845	$1,795,867,660			$2,283,650,505
Affiliated Issuers	--	--			--
Repurchase agreements	71,000,000	59,000,000			$130,000,000
Written options (premiums
received)	4,563,960	16,631,550			$21,195,510
TBA sales commitments
(proceeds receivable)	36,759,422	13,655,199			$50,414,621

Proforma Combining
Statement of Operations
Twelve months ended September 30, 2006 (Unaudited)

	Putnam	Putnam
	Limited Duration	U.S.
	Government	Government	Pro Forma		Pro Forma
	Income Fund	Income Trust	Adjustments		Combined

Interest Income	$22,415,984	$66,973,587			$89,389,571

Expenses:
Compensation of Manager	2,620,653	6,820,873	(571,612)	A	8,869,914
Custodian fees	193,860	524,492	(113,860)	A	604,492
Investor servicing fees	1,083,941	1,912,986			2,996,927
Compensation of Trustees and expenses	46,648	77,271	(11,780)	A	112,139
Administrative Services	24,387	34,655	(17,759)	A	41,283
Distribution fees - Class A	632,842	2,866,138			3,498,980
Distribution fees - Class B	817,802	1,665,465			2,483,267
Distribution fees - Class C	122,514	180,431			302,945
Distribution fees - Class M	25,294	179,573			204,867
Distribution fees - Class R	943	1,515			2,458
Other Expenses	185,610	389,437	(140,671)	A	434,376
Non-recurring costs	6,225	16,381			22,606
Costs assumed by Manager	(6,225)	(16,381)			(22,206)
Fees waived and reimbursed by Manager	(331,294)	(326,527)	73,426	B	(584,395)

Total Expenses	5,423,200	14,326,309	(782,256)		18,967,253

Expense reduction	(230,310)	(1,100,790)	-		(1,331,100)

Net expenses	5,192,890	13,225,519	(782,256)		17,636,153

Net investment income	17,223,094	53,748,068	782,256		71,753,418

Net realized gain (loss) on investments	(10,695,398)	(16,280,955)			(26,976,353)
Net realized gain (loss) on futures contracts	849,257	(1,504,867)			(655,610)
Net realized gain (loss) on swap contracts	3,239,125	3,837,632			7,076,757
Net unrealized appreciation (depreciation) of
investments, futures contracts, swap contracts,
written options and TBA sales commitments
during the year	1,029,093	368,027			1,397,120

Net gain (loss) on investments	(5,577,923)	(13,580,163)			(19,158,086)

Net increase (decrease) in net assets
resulting from operations	$ 11,645,171	$ 40,167,905	$ 782,256		$ 52,595,332

APPENDIX A

Statement of Additional Information Supplement	August 6, 2007
To the Statements of Additional Information for all Putnam Funds

1. Effective August 3, 2007, Marsh & McLennan Companies, Inc. transferred its ownership interest in Putnam Investment Management, LLC, its parent companies and affiliates to a wholly-owned subsidiary of Great West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

2. The first item in "Sales without sales charges, contingent deferred sales charges or short-term trading fees" in "HOW TO BUY SHARES--Sales Charges and Other Share Class Features--Retail Investors "is revised to read as follows: “(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;”

3. The section “Investor Servicing Agent” is revised to read:

Investor Servicing Agent

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. For Putnam Prime Money Market Fund, the fee paid to Putnam Investor Services is 0.01% per annum.

Certain dealers also receive payments from PFTC in recognition of services they provide to shareholders who invest in the fund or other Putnam funds through an omnibus account or to retirement plan participants who invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by PFTC to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. PFTC also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for payments to dealers for sub-accounting services that are based on the number of plan participants or shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis. In addition, as described in the following paragraph, the payments to Mercer HR Services, LLC (“MHRS”) for sub-accounting, recordkeeping, retirement plan administration and other services are expected to exceed 0.13% of the total assets of plan participants or shareholders in the funds on an annual basis.

PFTC and its affiliates transferred their defined contribution plan administration business to MHRS, an affiliate of PFTC at the time, effective January 1, 2005. PFTC has agreed to pay MHRS approximately 0.296% of the average value of the assets in MHRS-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in MHRS-administered retirement plans with respect to their investments in the funds. In addition to these payments, PFTC’s affiliates may make payments to MHRS and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans" and “Additional Dealer Payments.”

SAP 502108

Supplement to Statement of Additional Information	February 28, 2007

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION OF ALL PUTNAM FUNDS EXCEPT PUTNAM CONVERTIBLE INCOME-GROWTH TRUST, PUTNAM GLOBAL EQUITY FUND, PUTNAM GLOBAL INCOME TRUST, PUTNAM FUND FOR GROWTH AND INCOME, PUTNAM INCOME FUND, PUTNAM TAX-SMART EQUITY FUND, AND PUTNAM UTILITIES GROWTH AND INCOME FUND.

1. In the section “How to buy shares,” paragraph (vii) of the subsection “Sales without sales charges, contingent deferred sales charges or short-term trading fees” is replaced by the following:

vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at net asset value without a wrap fee and

2. In the section “Distribution Plans,” under the section “Class M shares”, the following paragraph is added under the chart:

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for all growth, blend, value and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Limited Duration Government Income Fund and Putnam Money Market Fund).

PUTNAM INVESTMENTS	SAI multi 2/07	502108

Putnam U.S. Government Income Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

1/30/07

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or a prospectus dated 1/30/07, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at www.putnam.com or write Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

PART I

FUND ORGANIZATION AND CLASSIFICATION	A-3
INVESTMENT RESTRICTIONS	A-4
CHARGES AND EXPENSES	A-6
OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS	A-14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
STATEMENTS	A-16
PART II
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	B-1
TAXES	B-32
MANAGEMENT	B-39
DETERMINATION OF NET ASSET VALUE	B-56
HOW TO BUY SHARES	B-58
DISTRIBUTION PLANS	B-68
INVESTOR SERVICES	B-76
SIGNATURE GUARANTEES	B-80
REDEMPTIONS	B-80
SHAREHOLDER LIABILITY	B-80
DISCLOSURE OF PORTFOLIO INFORMATION	B-81
PROXY VOTING GUIDELINES AND PROCEDURES	B-82
SECURITIES RATINGS	B-82
DEFINITIONS	B-87
APPENDIX A	B-88

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam U.S. Government Income Trust is a Massachusetts business trust organized on November 1, 1983. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

In connection with the offering of its shares in Japan, the fund has undertaken to the Japanese Securities Dealers Association that the fund will not: (1) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, LLC, the fund's investment manager ("Putnam Management") to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities in excess of the fund's net asset value; and (4) together with other mutual funds managed by Putnam Investment Management, LLC, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the fund's offering of its shares in Japan, the fund has adopted the following nonfundamental restriction:

The fund will not invest in equity securities or warrants except that the fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the fund's status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the fund will be able to invest in such preferred securities, and such investments can be made only to the extent they are consistent with the fund's policy of investing only in U.S. government securities.

Notwithstanding the foregoing restriction, the fund may invest in asset-backed, hybrid and structured bonds and notes if consistent with the fund's policy of investing only in U.S. government securities. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities. See “Miscellaneous Investments, Investment Practices and Risks--Mortgage Related and Asset Backed Securities” and “--Hybrid Instruments” in Part II of this SAI.

----------------------------------------------------

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1) ) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated July 8, 1994, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.57% of the first $500 million of average net assets;
0.475% of the next $500 million of average net assets;
0.4275% of the next $500 million of average net assets;
and 0.38% of any excess over $1.5 billion of such average net asset value.

For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:

Management
Fiscal year	fee paid

2006	$6,820,873
2005	$8,049,862
2004	$9,810,474

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

Brokerage
Fiscal year	commissions

2006	$167,924
2005	$44,938
2004	$0

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2006, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

Portion of total
reimbursement
Total	for compensation
reimbursement	and contributions

$34,655	$28,660

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2006.

Name of Trustee	Dollar range of Putnam	Aggregate dollar range of
	U.S. Government Income	shares held in all of the
	Trust shares owned	Putnam funds overseen by
Trustee

Jameson A. Baxter	$1-$10,000	over $100,000
Charles B. Curtis	$10,001-$50,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	$1-$10,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Elizabeth T. Kennan	$1-$10,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
W. Thomas Stephens	$1-$10,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
*Charles E. Haldeman, Jr.	$10,001-$50,000	over $100,000
*George Putnam, III	$10,001-$50,000	over $100,000

*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of the fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund's fiscal year, are shown in the table below:

Audit and Compliance	13
Committee*
Board Policy and Nominating	11
Committee
Brokerage Committee**	7
Contract Committee	13
Distributions Committee	11
Executive Committee	2
Investment Oversight	38
Committees
Marketing Committee***	8
Pricing Committee*	13
Shareholder Communications	8
and Relations Committee***
Investment Process	8
Committee****

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings also includes the number of meetings held by the Audit and Pricing Committee prior to the formation of the new committees.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, certain responsibilities of the Communication, Service and Marketing Committee were assigned to two new committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings also includes the number of meetings held by the Communication, Service and Marketing Committee prior to the formation of the new committees.

****The Investment Process Committee began meeting in January 2006.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2006, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2006:

COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual benefits	Total
		benefits	from all	compensation
	Aggregate	accrued as part	Putnam funds	from all
	compensation	of fund	upon	Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)

Jameson A.
Baxter/1994(3)	$2,978	$1,080	$110,500	$290,000
Charles B.
Curtis/2001	2,856	1,602	113,900	300,000
Myra R.
Drucker/2004(3)	2,746	N/A	N/A	290,000
Charles E.
Haldeman,
Jr./2004	0	0	N/A	0
John A.
Hill/1985(3)(4)	4,184	1,488	161,700	388,294
Paul L.
Joskow/1997(3)	2,873	970	113,400	295,000
Elizabeth T.
Kennan/1992(3)	2,972	1,371	108,000	300,000
Kenneth R.
Leibler/2006(5)	N/A	N/A	N/A	47,500
John H. Mullin,
III/1997(3)(6)	2,334	1,195	107,400	185,000
Robert E.
Patterson/1984	2,893	824	106,500	300,000
George Putnam,
III/1984(4)	3,176	750	130,300	320,000
W. Thomas
Stephens/1997(3)	2,705	1,148	107,100	290,000
Richard B.
Worley/2004	2,814	N/A	N/A	300,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Mullin, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2006, there were 107 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2006, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $14,717; Ms. Drucker - $948; Mr. Hill - $64,767; Dr. Joskow - $17,263; Dr. Kennan - $1,030; Mr. Mullin - $19,058; and Mr. Stephens - $1,634.

(4) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(5) Mr. Leibler was elected to the Board of Trustees of the Putnam funds on October 12, 2006.

(6) Mr. Mullin retired from the Board of Trustees of the Putnam funds on June 30, 2006.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

At December 31, 2006, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

A	Edward D. Jones & Co.	5.00%
	PO Box 2500
	Maryland Heights, MO 63043

C	Citigroup Global Markets, Inc.	9.70%
	333 W. 34th Street, Floor 3
	New York, NY 10001-2402

C	Merrill, Lynch, Pierce, Fenner & Smith	12.00%
	4800 Deer Lake Drive
	Jacksonville, Florida
	32246-6484

M	Mitsubishi Securities Co. Ltd	82.30%
	5-2, Marunouchi 2-chome,
	Chiyoda-ku, Tokyo 100-0005 Japan

R	MG Trust Company	19.80%
	700 17th St. Ste 300
	Denver, CO
	80202

R	MG Trust Company	35.70%
	700 17th St. Ste 300
	Denver, CO
	80202

R	MG Trust Company	12.60%
	700 17th St. Ste 300
	Denver, CO
	80202

R	MG Trust Company	8.90%
	700 17th St. Ste 300
	Denver, CO
	80202

Y*	Putnam Investments Profit Sharing Plan	39.53%

Y*	Ann M. Gray	5.52%
	6031 Dundee Drive
	Huntington Beach, CA 92047-2408

* The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

Distribution fees

During fiscal 2006, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M	Class R
$2,866,138	$1,665,465	$180,431	$179,573	$1,515

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Sales charges retained by Putnam	Contingent
Fiscal	Total front-end	Retail Management after dealer	deferred sales
year	sales charges	concessions	charges

2006	$252,044	$28,618	$301
2005	$389,687	$36,828	$5,290
2004	$391,146	$58,223	$10,300

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fiscal year	Contingent deferred sales charges

2006	$291,500
2005	$465,007
2004	$1,404,442

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fiscal year	Contingent deferred sales charges

2006	$1,439
2005	$3,274
2004	$18,166

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

	Total front-	Sales charges retained by Putnam	Contingent
Fiscal	end sales	Retail Management after dealer	deferred sales
year	charges	concessions	charges

2006	$301	$1,843	$0
2005	$30,660	$2,720	$0
2004	$60,776	$4,660	$0

Investor servicing and custody fees and expenses

During the 2006 fiscal year, the fund incurred $1,912,986 and $524,492, respectively, in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Leader and Portfolio Members managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts
(including separate
accounts, managed
Portfolio					account programs
Leader	Other SEC-registered		Other accounts that		and single-sponsor
or	open-end and closed-		pool assets from more		defined contribution
Member	end funds		than one client		plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Kevin	12	$5,872,000,000	16	$13,467,700,000	23*	$6,163,600,000
Cronin

Rob	15	$11,022,900,000	12	$10,615,800,000	23**	$6,299,100,000
Bloemker

Dan	3	$1,343,500,000	2	$9,600,000	1	$100,000
Choquette

* 4 accounts, with total assets of $963,100,000, pay an advisory fee based on account performance.

** 5 accounts, with total assets of $1,101,900,000, pay an advisory fee based on account performance.

See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
FINANCIAL STATEMENTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended September 30, 2006, are incorporated by reference into this SAI. The fund’s Annual Report for the fiscal year ended September 30, 2006 was filed electronically on December 5, 2006 (File No. 811-03897). The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-1
TAXES	II-31
MANAGEMENT	II-39
DETERMINATION OF NET ASSET VALUE	II-57
HOW TO BUY SHARES	II-59
DISTRIBUTION PLANS	II-68
INVESTOR SERVICES	II-76
SIGNATURE GUARANTEES	II-79
REDEMPTIONS	II-80
SHAREHOLDER LIABILITY	II-80
DISCLOSURE OF PORTFOLIO INFORMATION	II-80
PROXY VOTING GUIDELINES AND PROCEDURES	II-82
SECURITIES RATINGS	II-82
DEFINITIONS	II-86
APPENDIX A	II-87

6-30-07

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL.


Alternative Investment Strategies	Mortgage-backed and Asset-backed Securities

Bank Loans	Options on Securities

Borrowing	Preferred Stocks and Convertible Securities

Derivatives	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short-term Trading

Industry and Sector Groups	Special Purpose Acquisition Companies

Inflation-Protected Securities	Structured investments

Initial Public Offerings (IPOs)	Swap Agreements

Inverse Floaters	Tax-exempt Securities

Lower-rated Securities	Warrants

Money Market Instruments	Zero-coupon and Payment-in-kind Bonds


Alternative Investment Strategies

Under normal market conditions, the fund seeks to remain fully invested and to minimize its cash holdings. However, at times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the Investment Company Act of 1940. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “Borrowing.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups

Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor’s industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund’s shareholder reports or other communications.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings (IPOs)

The fund may purchase debt or equity securities in initial public offerings (IPOs). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund and Putnam Prime Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may from time to time invest all or a portion of its cash balances in Putnam Prime Money Market Fund or other money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and Expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities or certain other investment-grade, fixed-income securities (including, without limitation, certain corporate bonds and notes, commercial paper, mortgage-backed securities and short-term securities). Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “Options on Securities.”

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt securities, zero-coupon Tax-exempt securities, or “stripped” Tax-exempt securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “Zero-coupon and payment-in-kind bonds,” “Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage Related and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the fund’s investments in loan participations, the fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement; and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Properly designated distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year) (“Capital Gain Dividends”) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

If a fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction would be. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2011.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Insured Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in tax exempt securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Insured Municipal Fund will be taxable for purposes of the federal AMT.


Derivative transactions. If the fund engages in derivative transactions, including transactions in options, futures contracts, straddles, and other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Certain of the fund’s derivative activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax.


In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Investments in REITs.

If the fund invests in equity securities of real estate investment trusts ("REITs"), such investments in REITequity securities may require the fund to accrue and distribute income not yet received. In order to generatesufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfoliothat it otherwise would have continued to hold. The fund's investment in REIT equity securities may at othertimes result in the fund's receipt of cash in excess of the REIT's earnings. If the fund distributes such amounts,such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by a fund from a REIT will generally not constitute qualified dividend income.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), REITs that are themselves taxable mortgage pools ("TMPs") or REITs that invest in TMPs. Under a notice recently issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize unrelated business taxable income ("UBTI") if the fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

A charitable remainder trust ("CRT"), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under recent IRS guidance, a CRT will not recognize UBTI as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Investment by the fund in “passive foreign investment companies” (PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and market-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the fund’s redemption of shares of such underlying fund may cause the fund to be treated as receiving a dividend treated as qualified dividend income, if applicable, or otherwise taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the fund beginning before January 1, 2008, the fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (a “short-term capital gain dividend”). A fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

MANAGEMENT

Trustees

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals, Inc., Ryerson Inc. (a
1943), Trustee since 1994 and	Associates, Inc., a	metals service corporation), the Mutual Fund
Vice Chairman since 2005	private investment firm.	Directors Forum and Advocate Health Care. She is
Chairman Emeritus of the Board of Trustees, Mount
Holyoke College, having served as Chairman for
five years. Until 2007, Ms. Baxter was a director of
Banta Corporation (a printing and supply chain
management company); until 2004, she was a
director of BoardSource (formerly the National
Center for Nonprofit Boards), and until 2002, she
was a director of Intermatic Corporation (a
manufacturer of energy control products).

Charles B. Curtis (Born	President and Chief	Member of the Council on Foreign Relations and
1940), Trustee since 2001	Operating Officer,	serves as a Director of Edison International and
	Nuclear Threat Initiative	Southern California Edison. Until 2006, Mr. Curtis
	(a private foundation	served as member of the Trustee Advisory Council
	dealing with national	of the Applied Physics Laboratory, Johns Hopkins
	security issues) and	University. Until 2003, Mr. Curtis was a Member of
	serves as Senior Advisor	the Electric Power Research Institute Advisory
	to the United Nations	Council and the University of Chicago Board of
	Foundation.	Governors for Argonne National Laboratory. Prior
to 2002, Mr. Curtis was a Member of the Board of
Directors of the Gas Technology Institute and the
Board of Directors of the Environment and Natural
Resources Program Steering Committee, John F.
Kennedy School of Government, Harvard
University. Until 2001, Mr. Curtis was a Member of
the Department of Defense Policy Board and
Director of EG&G Technical Services, Inc. (a fossil
energy research and development support company).

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Myra R. Drucker (Born	Ms. Drucker is Chair of	Ms. Drucker is an ex-officio member of the New
1948), Trustee since 2004	the Board of Trustees of	York Stock Exchange (NYSE) Pension Managers
	Commonfund (a not-for-	Advisory Committee, having served as Chair for
	profit firm specializing	seven years. Until August 31, 2004, Ms. Drucker
	in asset management for	was Managing Director and a member of the Board
	educational endowments	of Directors of General Motors Asset Management
	and foundations), Vice	and Chief Investment Officer of General Motors
	Chair of the Board of	Trust Bank. Ms. Drucker also served as a member of
	Trustees of Sarah	the NYSE Corporate Accountability and Listing
	Lawrence College, and a	Standards Committee and the NYSE/NASD IPO
	member of the	Advisory Committee. Prior to joining General
	Investment Committee	Motors Asset Management in 2001, Ms. Drucker
	of the Kresge	held various executive positions in the investment
	Foundation (a charitable	management industry. Ms. Drucker served as Chief
	trust). She is also a	Investment Officer of Xerox Corporation (a
	director of New York	technology and service company in the document
	Stock Exchange LLC, a	industry), where she was responsible for the
	wholly-owned	investment of the company’s pension assets. Ms.
	subsidiary of the	Drucker was also Staff Vice President and Director
	publicly-traded NYSE	of Trust Investments for International Paper (a paper
	Group, Inc., a director of	products, paper distribution, packaging and forest
	Interactive Data	products company) and previously served as
	Corporation (a provider	Manager of Trust Investments for Xerox
	of financial market data,	Corporation.
analytics and related
services to financial
institutions and
individual investors),
and an advisor to RCM
Capital Management.

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies controlled by First Reserve
Chairman since 2000	private equity buyout	Corporation, as well as Chairman of TH Lee,
	firm that specializes in	Putnam Investment Trust (a closed-end investment
	energy investments in	company advised by an affiliate of Putnam
	the diversified world-	Management). He is also a Trustee of Sarah
	wide energy industry).	Lawrence College.

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Paul L. Joskow (Born 1947),	Elizabeth and James	Director of National Grid plc (a UK-based holding
Trustee since 1997	Killian Professor of	company with interests in electric and gas
	Economics and	transmission and distribution and
	Management, and	telecommunications infrastructure) and TransCanada
	Director of the Center	Corporation (an energy company focused on natural
	for Energy and	gas transmission and power services), and a member
	Environmental Policy	of the Board of Overseers of the Boston Symphony
	Research at the	Orchestra. Prior to June 30, 2006 he served as
	Massachusetts Institute	President of the Yale University Council and
	of Technology.	continues to serve as a member of the Council. Prior
to February 2005, he served on the board of the
Whitehead Institute for Biomedical Research (a non-
profit research institution). Prior to February 2002,
he was a Director of State Farm Indemnity Company
(an automobile insurance company), and prior to
March 2000, he was a Director of New England
Electric System (a public utility holding company).

Elizabeth T. Kennan (Born	Partner in Cambus-	Lead Director of Northeast Utilities. She is a Trustee
1938), Trustee since 1992	Kenneth Farm	of National Trust for Historic Preservation, of
	(thoroughbred horse and	Centre College and of Midway College (in Midway,
	cattle breeding). She is	Kentucky). Until 2006, she was a Member of The
	President Emeritus of	Trustees of Reservations. Prior to June 2005, she
	Mount Holyoke College.	was a Director of Talbots, Inc. (a distributor of
women’s apparel). Prior to 2001, Dr. Kennan served
on the oversight committee of the Folger
Shakespeare Library. Prior to September 2000, she
was a Director of Chastain Real Estate; and prior to
June 2000, she was a Director of Bell Atlantic Corp.

Kenneth R. Leibler (Born	Founding partner of and	Prior to December 2006, Mr. Leibler served as a
1949), Trustee since 2006	advisor to the Boston	director of the Optimum Funds Group. Prior to
	Options Exchange and	October, 2006 he served as a director of ISO New
	lead director of Ruder	England, the organization responsible for the
	Finn Group, a global	operation of the electric generation system in the
	communications and	New England states. Prior to 2000, he was a director
	advertising firm. He	of the Investment Company Institute in Washington,
	currently serves as a	D.C. Prior to January 2005, Mr. Leibler served as
	Trustee of Beth Israel	Chairman and Chief Executive Officer of the Boston
	Deaconess Hospital in	Stock Exchange. Prior to January 2000, he served as
	Boston and as a board	President and Chief Executive Officer of Liberty
	member of Northeast	Financial Companies, a publicly traded diversified
	Utilities.	asset management organization. Prior to June 1990,
he served as President and Chief Operating Officer
of the American Stock Exchange. Prior to serving
as Amex President, he held the position of Chief
Financial Officer, and headed its management and
marketing operations.

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Robert E. Patterson (Born	Senior Partner of Cabot	Chairman Emeritus and Trustee of the Joslin
1945), Trustee since 1984	Properties, L.P. and	Diabetes Center. Prior to December 2001 and June
	Chairman of Cabot	2003, Mr. Patterson served as a Trustee of Cabot
	Properties, Inc. (a	Industrial Trust and Sea Education Association,
	private equity firm	respectively.
investing in commercial
real estate). Prior to
December 2001, he was
President of Cabot
Industrial Trust (a
publicly traded real
estate investment trust).

W. Thomas Stephens (Born	Chairman and Chief	Director of TransCanada Pipelines Limited. Until
1942), Trustee since 1997	Executive Officer of	2004, Mr. Stephens was a Director of Xcel Energy
	Boise Cascade, L.L.C. (a	Incorporated (a public utility company), Qwest
	paper, forest product and	Communications and Norske Canada, Inc. (a paper
	timberland assets	manufacturer). Until 2003, Mr. Stephens was a
	company).	Director of Mail-Well, Inc. (a diversified printing
company). Prior to July 2001, Mr. Stephens was
Chairman of Mail-Well.

Richard B. Worley (Born	Managing Partner of	Serves as a Trustee of the University of
1945), Trustee since 2004	Permit Capital LLC (an	Pennsylvania Medical Center, the Robert Wood
	investment management	Johnson Foundation (a philanthropic organization
	firm). Prior to 2002, he	devoted to healthcare issues) and the National
	served as Chief Strategic	Constitution Center. Mr. Worley also a Director of
	Officer of Morgan	the Colonial Williamsburg Foundation (a historical
	Stanley Investment	preservation organization) and the Philadelphia
	Management. He	Orchestra Association. He serves on the investment
	previously served as	committees of Mount Holyoke College and World
	President, Chief	Wildlife Fund (a wildlife conservation organization).
Executive Officer and
Chief Investment Officer
of Morgan Stanley Dean
Witter Investment
Management and as a
Managing Director of
Morgan Stanley (a
financial services firm).

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Interested Trustees

*Charles E. Haldeman, Jr.	President and Chief	Serves on the Board of Governors of the Investment
(Born 1948), Trustee since	Executive Officer of	Company Institute and as Chair of the Board of
2004 and President since June	Putnam, LLC (“Putnam	Trustees of Dartmouth College. Mr. Haldeman
2007	Investments”). Member	serves on the Partners HealthCare Investment
	of Putnam Investments’	Committee, the Tuck School of Business at
	Executive Board of	Dartmouth College Board of Overseers, and the
	Directors and Advisory	Harvard Business School Board of Dean’s Advisors.
Council. Prior to
November 2003, Mr.
Haldeman served as Co-
Head of Putnam
Investments’ Investment
Division. Prior to joining
Putnam Investments in
2002, he served as Chief
Executive Officer of
Delaware Investments
and President and Chief
Operating Officer of
United Asset
Management.

*George Putnam III (Born	Chairman of New	Director of The Boston Family Office, L.L.C. (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), and a Trustee of St.
	Inc. (a publisher of	Mark’s School. Until 2006, Mr. Putnam was a
	financial advisory and	Trustee of Shore Country Day School. Until 2002,
	other research services)	he was a Trustee of the Sea Education Association.
and President of New
Generation Advisers,
Inc. (a registered
investment adviser to
private funds). Both
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.


1The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2006, there were 107 Putnam Funds.

2Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.


*Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed “interested persons” by virtue of their positions as officers of the fund or Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Charles E. Haldeman, Jr. is President and Chief Executive Officer of Putnam Investments and the President of the Fund and each of the other Putnam Funds.


Officers


In addition to Charles E. Haldeman, Jr., the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Charles E. Porter[4]	Since 1989	Executive Vice President, Associate Treasurer and
(Born 1938), Executive Vice		Principal Executive Officer, The Putnam Funds.
President, Principal Executive
Officer, Associate Treasurer
and Compliance Liaison

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam
(Born 1955), Senior Vice		Funds. Prior to 2004, Managing Director, Putnam
President and Treasurer		Investments.

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments.
(Born 1958), Vice President		Prior to 2001, Partner, PricewaterhouseCoopers
and Principal Financial Officer		LLP.

Janet C. Smith	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1965), Vice President,		Management
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor	Since 2002	Managing Director, Putnam Investments.
(Born 1958), Vice President

Robert R. Leveille	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1969), Vice President		Management and Putnam Retail Management. Prior
and Chief Compliance Officer		to 2005, Mr. Leveille was a member of Bell Boyd &
Lloyd LLC, and prior to 2003, he was Vice
President and Senior Counsel of Liberty Funds
Group LLC.

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments.
(Born 1962), Vice President
and BSA Compliance Officer

Francis J. McNamara, III	Since 2004	Senior Managing Director, Putnam Investments,
(Born 1955), Vice President		Putnam Management and Putnam Retail
and Chief Legal Officer		Management. Prior to 2004, Mr. McNamara was
General Counsel of State Street Research &
Management Company.

James P. Pappas	Since 2004	Managing Director, Putnam Investments. During
(Born 1953), Vice President		2002, Mr. Pappas was Chief Operating Officer of
Atalanta/Sosnoff Management Corporation. Prior to
2001, he was President and Chief Executive Officer
of UAM Investment Services, Inc.

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Richard S. Robie, III	Since 2004	Senior Managing Director, Putnam Investments.
(Born 1960), Vice President		Prior to 2003, Mr. Robie was Senior Vice President
of United Asset Management Corporation.

Judith Cohen[4]	Since 1993	Vice President, Clerk and Assistant Treasurer, The
(Born 1945), Vice President,		Putnam Funds.
Clerk and Assistant Treasurer

Wanda M. McManus[4]	Since 1993	Vice President, Senior Associate Treasurer and
(Born 1947), Vice President,		Assistant Clerk, The Putnam Funds.
Senior Associate Treasurer and
Assistant Clerk

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer
(Born 1957), Vice President,		and Proxy Manager, The Putnam Funds.
Assistant Clerk, Assistant
Treasurer and Proxy Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Investments
(Born 1957),Vice President
and Assistant Treasurer


1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Standing Committees of the Board of Trustees

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange and the American Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Hill, Leibler and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of

1934, as amended. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee is composed exclusively of Trustees who are not “interested persons” of the funds or Putnam Management. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill and Patterson.

Brokerage Committee. The Brokerage Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding: the selection of brokers and dealers to execute portfolio transactions; the establishment of brokerage commissions rates; and the generation and use of soft dollar credits. The Committee also oversees the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding payments made, the quality of execution obtained by the funds, and the value of research obtained by Putnam Management in connection with their portfolio transactions on behalf of the funds. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Drucker and Mr. Putnam.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to the engagement of Putnam Management and its affiliates to provide services to the funds and the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of class B shares into class A shares of the funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. The Committee is composed exclusively of Trustees who are not “interested persons” of the funds or Putnam Management. The Committee currently consists of Ms. Baxter (Chairperson), Dr. Kennan and Messrs. Curtis and Worley.

Distributions Committee. The Distributions Committee oversees all fund distributions. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and approves such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommended distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee currently consists of Mr. Putnam (Chairperson), Ms. Drucker and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam (ex officio), Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Mses. Drucker (Chairperson) and Baxter and Mr. Curtis. Investment Oversight Committee B currently consists of Drs. Joskow (Chairperson) and Kennan and Mr. Stephens. Investment Committee C currently consists of Messrs. Leibler (Chairperson), Patterson and Putnam. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Haldeman and Hill.

Investment Process Committee. The Investment Process Committee complements the work of the Investment Oversight Committees by monitoring Putnam Management’s investment philosophies, investment processes and investment personnel. The Committee reviews Putnam Management’s research capabilities; risk management processes; recruiting, training and compensation of investment personnel; performance measurement; and portfolio construction. The Committee currently consists of Ms. Drucker (Chairperson), Dr. Joskow and Mr. Putnam.

Marketing Committee. The Marketing Committee oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reviews (i) services provided by Putnam Retail Management under its Distributor’s Contracts with the funds, (ii) sales charges imposed in connection with the sale of fund shares, (iii) expenditure of the funds’ assets for distribution and shareholder services pursuant to Distribution Plans of the funds, (iv) financial arrangements between Putnam Retail Management and financial intermediaries related to the sale of fund shares and (v) compliance by Putnam Retail Management with applicable federal and state laws and regulations governing the sale of fund shares. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management in connection with the sale of fund shares. The Committee currently consists of Mr. Curtis (Chairperson), Ms. Baxter, Dr. Kennan and Mr. Worley.

Pricing Committee. The Pricing Committee oversees the implementation of the funds’ policies and procedures for achieving accurate and timely pricing of the funds’ shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports on various other matters, including reports on the liquidity of portfolio securities. The Committee currently consists of Mr. Stephens (Chairperson) and Messrs. Hill, Leibler and Patterson.

Shareholder Communications and Relations Committee. The Shareholder Communications and Relations Committee reviews certain communications sent to fund shareholders, including shareholder reports, prospectuses, proxy statements and other materials. The Committee oversees the policies and procedures pursuant to which such shareholder communications are prepared, and the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding the costs to the funds of preparing and distributing such communications. The Committee also reviews periodic reports regarding comments and suggestions received with respect to such communications. The Committee currently consists of Mr. Putnam (Chairperson), Ms. Drucker and Dr. Joskow.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam, LLC, which is also the parent company of Putnam Retail Management, The Putnam Advisory Company, LLC (a wholly-owned subsidiary of Putnam Advisory

Company, Limited Partnership), PIL (a wholly-owned subsidiary of The Putnam Advisory Company, LLC) and Putnam Fiduciary Trust Company. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition, for all funds through the end of the fund’s fiscal year ending in 2007, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter in accordance with Lipper’s standard method for comparing fund expenses based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and Expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses

The Sub-Manager

PIL, a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time. PIL is currently authorized to serve as the sub-manager, to the extent determined by Putnam Management from time to time, for the following funds: Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam Europe Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth & Income Fund. PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between Putnam Management and PIL. Pursuant to the terms of the sub-management agreement, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth and Income Fund, if any, managed by PIL from time to time, and 0.40% of the average aggregate net asset value of the portion of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund and Putnam High Yield Trust, if any, managed by PIL from time to time.

Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

The Sub-Adviser

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of certain funds as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, PIL. PAC is currently authorized to serve as the sub-adviser, to the extent determined by Putnam Management or PIL, for Putnam International Equity Fund. PAC serves as sub-adviser pursuant to the terms of a sub-advisory agreement among Putnam Management, PIL and PAC. Pursuant to the terms of the sub-advisory agreement, Putnam Management or, with respect to portions of the fund’s assets for which PIL acts as sub-manager, PIL (and not the fund) pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average aggregate net asset value of the portion of the fund with respect to which PAC acts as sub-adviser.

Under the terms of the sub-advisory contract, PAC, at its own expense, furnishes recommendations to purchase, hold, sell or exchange investments, securities and assets for that portion of the fund that is allocated to PAC from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will determine whether to execute each such recommendation by PAC, whose activities as sub-adviser are subject to the supervision of Putnam Management (and, if applicable, PIL). PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Leader(s) and Portfolio Member(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Leader(s) and Portfolio Member(s), please refer to “Who manages the fund(s)?” in the prospectus and “Other Accounts Managed By The Fund’s Portfolio Managers” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act). Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, economic analysis, investment research, industry and company reviews, statistical information, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management is not permitted to use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products that may be used both for investment- and non-investment-related purposes).

In general, Putnam Management does not allow the funds’ portfolio transactions to be used to generate soft dollar credits to pay for brokerage and research services generated by third parties, except that Putnam Management may allocate fund trades to generate soft dollar credits for third party investment research reports and related fundamental investment research (i) when trading through the firm generating the research would not be feasible or consistent with seeking most favorable price and execution, (ii) the research is not generally available for purchase other than through soft dollars or direct execution and (iii) where the total amount allocated to these third party services does not exceed 8% of the total commissions of all clients of Putnam Management and certain of its affiliates in the aggregate for any calendar year (although more than 8% of the fund’s commissions or a particular fund’s commissions in a year may be used to pay for such third-party research services). In addition to generating soft-dollar credits to pay for these permitted third-party services, Putnam Management may instruct executing brokers to “step out” a portion of the trades placed with them to the providers of such services, subject to the aggregate 8% limit mentioned above.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam

Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the 1934 Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the Putnam Investments Code of Ethics) and by the fund (the Putnam Funds Code of Ethics). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of the fund. For Putnam Prime Money Market Fund, the fee paid to Putnam Investor Services is 0.01% per annum.

Certain dealers that are not affiliated with PFTC also receive payments from PFTC in recognition of services they provide to shareholders or retirement plan participants that invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by PFTC to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. PFTC also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for the payments to an affiliate described below and except for payments to dealers for sub-accounting services that are based on the number of plan participants or shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis.

PFTC and its affiliates transferred their defined contribution plan administration business to Mercer HR Services, LLC (“MHRS”), an affiliate of PFTC, effective January 1, 2005. In connection with that transfer, PFTC has agreed to pay MHRS 0.386% of the average value of the assets in MHRS-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in MHRS-administered retirement plans with respect to their investments in the funds. These services were previously provided to such participants by PFTC. Putnam Retail Management has also agreed to make additional transitional payments to MHRS (or one of MHRS’s affiliates) (i) during 2005 of 0.154% on an annual basis of the average value of the assets invested in the funds by clients whose plans were administered by PFTC prior to the transfer of the business and (ii) during 2006 of 0.077% on an annual basis of the average value of the assets invested in the funds by clients whose plans were administered by PFTC prior to the transfer of the business. Such additional transitional payments are expected to cease after 2006.

Custodian

Effective January 1, 2007, the fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. PFTC, the fund’s previous custodian, is managing the transfer of the fund’s assets to State Street. This transfer is expected to be completed during the first half of 2007. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it.

PFTC will remain custodian with respect to fund assets until the assets are transferred, performing similar services to those described for State Street. PFTC may employ one or more sub-custodians in fulfilling its responsibilities. The fund pays State Street and PFTC an annual fee based on the fund’s assets held with each of them and on securities transactions processed by each of them and reimburses them for certain out-of-pocket expenses. In addition to the fees the fund pays to PFTC for providing custody services, the fund will make additional payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian. See “Charges and expenses” in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston, Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the “Exchange”) is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to SEC Rule 2a-7. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services (at 1-800-225-1581). Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the Exchange. If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month or week for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Putnam Prime Money Market Fund. The fund makes a continuous offering of its shares. Shares of the fund are sold at the net asset value per share next determined after confirmation of a completed purchase order by Putnam Investor Services. As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from the provisions set forth below for other Putnam funds. The fund’s prospectus contains detailed information on these terms and conditions. Payment for shares must be in federal funds or other immediately available funds. No initial or contingent deferred sales charges apply to shares of the fund.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

On sales of class A shares of $1 million or above to retail investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds and RetirementReady Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge reallowed		charge reallowed
	Sales charge as a	to dealers as a	Sales charge as a	to dealers as a
Amount of transaction at	percentage of	percentage of	percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price
Under 50,000	5.25%	5.00%	3.25%	3.00%
50,000 but under 100,000	4.00	3.75	2.25	2.00
100,000 but under 250,000	3.00	2.75	1.25	1.00
250,000 but under 500,000	2.25	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Taxable and Tax-Free Income Funds only (except for Money Market Funds, Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge reallowed		charge reallowed
	Sales charge as a	to dealers as a	Sales charge as a	to dealers as a
Amount of transaction at	percentage of	percentage of	percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price
Under 50,000	3.75%	3.50%	3.25%	3.00%
50,000 but under 100,000	3.75	3.50	2.25	2.00
100,000 but under 250,000	3.00	2.75	1.25	1.00
250,000 but under 500,000	2.25	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge reallowed		charge reallowed
	Sales charge as a	to dealers as a	Sales charge as a	to dealers as a
Amount of transaction at	percentage of	percentage of	percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price
Under 100,000	3.25%	3.00%	2.00%	1.80%
100,000 but under 250,000	2.50	2.25	1.25	1.00
250,000 but under 500,000	2.00	1.75	1.00	1.00
500,000 but under 1,000,000	1.50	1.25	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

*The fund will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Purchases of $1 million or more of class A shares. Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the eighteenth-month anniversary of the purchase falls, unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply. Shares purchased prior to October 3, 2005 by investors other than qualified benefit plans continue to be subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of purchase, subject to the same exceptions.

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased on or after October 3, 2005 without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $1 million or more), if the shares are redeemed before the first day of the month in which the eighteenth-month anniversary of the original purchase falls. Shares of a Putnam fund that are purchased prior to October 3, 2005 by investors other than qualified benefit plans and subsequently exchanged for class A or class T shares of Putnam Money Market Fund or class A shares of Putnam Tax Exempt Money Market Fund continue to be subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of the original purchase, subject to the exceptions stated in the preceding paragraph.

Putnam Retail Management will retain any CDSC imposed on redemptions of class A shares to compensate it for the up-front commissions paid to financial intermediaries for class A share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA, including Putnam Rollover IRAs for which Putnam Retail Management or an affiliate is the dealer of record, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Class M CDSC and dealer commission
All growth, blend, value and asset allocation funds:	0.65%
All income funds (except Putnam Money Market Fund):	0.40%
Putnam Money Market Fund	0.15%

Commission payments and CDSCs for class B and class C shares. Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Insured Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund.

Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Small Cap Value Fund, on or around the end of the month six years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts and

(viii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code and

(ix) investors who invest liquidation proceeds from Putnam closed-end funds.

In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the NASD and/or SEC regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying an initial sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply to automatic rebalancing arrangements entered into by Putnam Retail Management and dealers and also will not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.” In addition, the short-term trading fee will not apply to shares sold or exchanged by a Putnam fund-of-funds or a Section 529 college savings plan.

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

A Statement of Intention in effect before March 30, 2006 may include purchases of shares made not more than 90 days prior to the date than an investor signs a Statement.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Purchases of class A and class M shares by qualified groups registered before March 30, 2006. The group purchase discount is not available to new groups. Members of qualified groups registered with Putnam Retail Management prior to March 30, 2006 may purchase class A shares of equity funds at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares of all funds at net asset value.

Members of qualified groups may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services upon request as to the eligibility of the purchasing members of the group. Failure to comply with these conditions may result in the disqualification of group members from using the group discount for future purchases.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Commissions on Sales to Employee Benefit Plans

Purchases of $1 million or more of class A shares. On sales of class A shares at net asset value to a qualified benefit plan or a health reimbursement account, Putnam Retail Management pays commissions monthly to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

Purchases of class R shares. Putnam Retail Management may, at its discretion, pay commissions of up to 1.00% on sales of class R shares. For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “SALES CHARGES AND OTHER SHARE CLASS FEATURES—RETAIL INVESTORS.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.


Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Insured Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Income-Growth Trust
0.25% for shares purchased after 12/31/89	The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Health Sciences Trust
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Vista Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund


*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).


Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Insured Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund


Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.


Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund


Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.


Rate	Fund

0.65%	All growth, blend, value and asset allocation funds
currently making payments under a class M
distribution plan

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Money
Market Fund)

0.15%	Putnam Money Market Fund


Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for all growth, blend, value and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Limited Duration Government Income Fund and Putnam Money Market Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).


Rate	Fund

0.50%	All funds currently making payments under a class R
distribution plan


A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class S Shares

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).


Rate	Fund

0.10%	Putnam Prime Money Market Fund


Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).


Rate	Fund

0.25%	Putnam Money Market Fund


Additional Dealer Payments

As described above and in the section “Distribution Plans,” dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above under “Distribution Plans.” For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates. In addition, with respect to Prime Money Market Fund, the term “dealer” also includes an entity that provides information about such fund to its clients and a service provider that licenses software or other technology to Putnam Retail Management to facilitate the acceptance of orders directly from shareholders.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are made to dealers that are registered as holders of record or dealers of record for accounts in the fund. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2006:


A.G. Edwards & Sons, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Advantage Capital Corporation	MetLife Securities, Inc

AIG Financial Advisors, Inc.	ML Life Insurance Company of New York

American General Securities Incorporated	Morgan Stanley DW Inc.

American Portfolios Financial Services, Inc.	Multi-Financial Services Corporation

Ameriprise Financial Services, Inc.	Mutual Service Corporation

Associated Securities Corporation	National Planning Corporation

AXA Financial Services, Inc.	New England Securities Corporation

Bank of New York	Next Financial Group, Inc,

Bank One Securities Inc.	NFP Securities, Inc.

Cadaret, Grant & Co. Inc	Oppenheimer & Co. Inc.

Chase Investment Services Corp.	People’s Securities

Citicorp Investment Services	PFS Investments, Inc.

Citigroup Global Markets, Inc.	Piper Jaffray & Co

Commonwealth Equity Services	PNC Investments

Contemporary Financial Solutions	Prime Vest Financial Services, Inc.

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

Edward D. Jones & Co	Raymond James Financial Services, Inc.

Financial Network Investment Corp.	RBC Dain Rauscher, Inc.

FSC Securities Corporation	Robert W. Baird & Co. Incorporated

Genworth Financial Securities Corp.	Royal Alliance Associates

Goldman, Sachs and Co.	Securities America Financial Corporation, Inc.

HD Vest Investment Securities, Inc.	Signator Investors, Inc.

ING Financial Advisers, LLC	SII Investments

ING Financial Partners	SMBC Friend Securities Co., Ltd.

INVEST Financial Corporation	SunTrust Investment Services, Inc.

Investment Centers of America, Inc.	TCF Investments, Inc.

J.P. Morgan Securities Inc.	Terra Securities Inc.

Janney Montgomery Scott LLC	U.S. Bancorp Investments, Inc.

Key Investment Services	UBS Financial Services Inc.

Lincoln Financial Advisors Corp.	United Planners Financial Services of America

Lincoln Investment Planning, Inc.	Wachovia Securities, LLC

Linsco/Private Ledger Corp.	Walnut Street Securities, Inc.

M L Stern & Company	Waterstone Financial Group Inc.

M&T Securities, Inc	Wells Fargo Investments, LLC

McDonald Investments, Inc.	WM Financial Services

Mellon Financial Markets, LLC	Woodbury Financial Services, Inc.

Merrill Lynch Life Insurance Company


Additional dealers may receive marketing support payments in 2007 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2006 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services, and (for Putnam Prime Money Market Fund only) providing technology or otherwise facilitating trading and the dissemination of information about the fund. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2006:


ADP Broker-Dealer, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Ameriprise Financial Services, Inc.	MFS Heritage Trust Company

AST Trust Company	MFS Retirement Services, Inc.

BISYS Retirement Services, Inc.	MidAtlantic Capital Corporation

Ceridian Retirement Plan Services, Inc.	National Financial Services LLC

Charles Schwab & Co., Inc.	Nationwide Investment Services Corp

Charles Schwab Trust Company	Nationwide Life Insurance Company

Correll Co.	Newport Retirement Services, Inc.

CPI Qualifed Plan Consultants, Inc.	NYLIFE Distributors LLC

DailyAccess Corporation	Plan Administrators, Inc.

Dyatech, LLC	Principal Life Insurance Co.

ExpertPlan, Inc.	Princor Financial Services, Inc.

Financial Administrative Services Corp.	Reliance Trust Company

Fiserv Trust Company	SunTrust Bank

Hartford Life Insurance Co.	Trusource, a division of Union Bank of California,
N.A.

Invesmart, Inc.	Union Bank of California, N.A.

July Business Services	Upromise Investments, Inc.

Massachusetts Mutual Life Insurance Co.	VALIC Retirement Services Company

McLeod Administrative Services Inc.	Wachovia Bank, N.A.

Mercer HR Services LLC	Wells Fargo Bank, N.A.


Additional dealers may receive program servicing payments in 2007 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2006 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from the funds’ transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “Management – Investor Servicing Agent and Custodian,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “Management – Investor Servicing Agent and Custodian” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, PFTC or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m., and Saturdays from 9:00 a.m. to 5:00 p.m., Boston time for more information, including account balances. Shareholders can also visit the Putnam Web site at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from

Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege. No exchanges are permitted into or out of Putnam Prime Money Market Fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time and is not available for dividends paid by Putnam Prime Money Market Fund. Shareholders in other Putnam funds cannot cross fund reinvest into the Putnam Prime Money Market Fund.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company’s signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). Shareholders may obtain the fund’s Form N-CSR and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, the fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com, as disclosed in the following table:


Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings(2)	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month


(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web. Full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in six other Putnam funds, are posted on www.putnam.com approximately 15 days after the end of each month. Please see the prospectus for these funds’ target allocations.

(2) Money market funds do not currently make full quarterly holdings available on the Putnam Investments website.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

The fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by Putnam Management’s Compliance Department. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund’s custodian and sub-custodians, which currently include State Street Bank and Trust Company, Mellon Bank N.A., Brown Brothers Harriman & Co., UMB Bank, N.A., JP Morgan Chase Bank, and Citibank N.A., the fund’s independent registered public accounting firm, legal counsel, and financial printer (McMunn Associates, Inc.), and the fund’s proxy voting services, currently Glass, Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. Any such firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

“Putnam Management”	--	Putnam Investment Management, LLC, the fund’s
investment manager.

“Putnam Retail Management”	--	Putnam Retail Management Limited Partnership, the
fund’s principal underwriter.

“Putnam Fiduciary Trust”	--	Putnam Fiduciary Trust Company, a custodian of the
fund’s assets.
Company”

“Putnam Investor Services”	--	Putnam Investor Services, a division of Putnam
Fiduciary Trust Company, the fund’s investor
servicing agent.

“Putnam Investments”	--	The name under which Putnam LLC, the parent
company of Putnam Management and its affiliates,
generally conducts business.

Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes for the entire board of directors if

· the board does not have a majority of independent directors,

· the board has not established independent nominating, audit, and compensation committees,

· the board has more than 19 members or fewer than five members, absent special circumstances,

· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

► The funds will withhold votes for any nominee for director who:

· is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

· as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

· serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:

o the company undergoes a change in control, and

o the change in control results in a loss of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

► For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established nominating and compensation committees composed of a majority of outside directors, or

· the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes for the entire board of directors if

· the board does not have a majority of outside directors,

· the board has not established a nominating committee composed of at least a majority of outside directors, or

· the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

► The funds will withhold votes for the entire board of directors if

· the board does not have at least a majority of independent non-executive directors,

· the board has not established nomination committees composed of a majority of independent non-executive directors, or

· the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

► The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

► The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005